Exhibit 10.2

FIRST AMENDMENT TO FACILITY AGREEMENT

This FIRST AMENDMENT TO FACILITY AGREEMENT (this “Amendment”) is entered into as of January 14, 2019, by and among MELINTA THERAPEUTICS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto and Cortland Capital Market Services LLC, as agent for itself and the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties party thereto, Agent and the Lenders party thereto are parties to that certain Facility Agreement dated as of January 5, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Facility Agreement”); and

WHEREAS, the Borrower has requested that Agent and the Lenders amend certain provisions of the Facility Agreement, Schedule 3.1(y) to the Facility Agreement, Exhibit I to the Facility Agreement, Exhibit 2.7 to the Facility Agreement, the Loan Notes, the Warrants and the Registration Rights Agreement, and, subject to the satisfaction of the conditions set forth herein, Agent and the Lenders are willing to do so, on the terms set forth herein.

WHEREAS, contemporaneously herewith, that certain Senior Subordinated Convertible Loan Agreement, dated as of December 31, 2018, by and among the Borrower, the other Loan Parties party thereto from time to time, and the Subordinated Lenders (as defined therein) is being amended and restated to be in the form attached as Exhibit A hereto (as so amended and restated, without any other amendment, restatement, supplement or modification, the “Subordinated Loan Agreement”).

WHEREAS, the foregoing amendments, agreements, instruments and documents are being entered into by the Borrower as part of and pursuant to a plan of recapitalization and reorganization described in Section 368(a)(1)(E) of the Code.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Facility Agreement.

SECTION 2. Amendment of the Facility Agreement (including certain Schedule and Exhibits thereto), the Loan Notes, the Warrants and the Registration Rights Agreement. Subject to, and effective immediately upon, the satisfaction (or waiver by all of the Lenders) of the conditions precedent set forth in Section 3 hereof (the date all such conditions are first satisfied or waived (which for the avoidance of doubt, shall also be the “Initial Disbursement Date” (as defined in the Subordinated Loan Agreement)) being referred to as the “First Amendment Effective Date”), the Facility Agreement, Schedule 3.1(y) to the Facility Agreement, Exhibit I to the Facility Agreement, Exhibit 2.7 to the Facility Agreement, the Loan

Notes, the Warrants and the Registration Rights Agreement shall be hereby amended as follows (provided, however, that the amendment of Section 5(a) of Exhibit 2.7 to the Facility Agreement set forth in Section 2(kkk) and the amendment of each of the Warrants set forth in Section 2(mmm) (collectively, the “Immediately Effective Amendments”) shall be effective immediately upon the execution and delivery of this Amendment):

(a) Section 1.1 of the Facility Agreement shall be hereby amended by adding the following new definitions in the appropriate alphabetical order:

““Additional Unsecured Permitted Debt” has the meaning set forth in clause (n) of the definition of “Permitted Indebtedness.””

““Additional Unsecured Permitted Debt Documents” means the agreements, instruments and documents evidencing any Additional Unsecured Permitted Debt expressly permitted by clause (n) of the definition of “Permitted Indebtedness,” in each case, that is in form and substance reasonably satisfactory to the Required Lenders.”

““Approval Conditions” means the receipt of stockholder approval necessary (x) to increase the number of authorized shares of Common Stock or to effect a reverse stock split and (y) under the rules and regulations of the applicable Eligible Market, in each case as necessary to permit the issuance of the Subordinated Notes and the full amount of shares of Preferred Stock and Common Stock, as applicable, upon conversion of the Convertible Notes, the Subordinated Notes and the Preferred Stock, in each case in accordance with the terms thereof (as expressly contemplated by the Convertible Notes, the Subordinated Loan Agreement and the Certificate of Designations, as applicable, and including the making of any required filings with the SEC or the applicable Eligible Market in connection with obtaining such stockholder approval), the filing of and effectiveness of the Certificate of Designations and any amendment of the Certificate of Incorporation of the Borrower effecting any such increase in authorized shares or reverse stock split and the approval of the additional shares of Common Stock for listing on an Eligible Market in connection with such conversion.”

““Borrower Stock Plans” means stock-based compensation plans (that do not include Disqualified Stock) of the Borrower and its Subsidiaries, pursuant to which equity compensation in the form of Borrower’s Stock (that does not include Disqualified Stock) may be awarded to officers, directors, employees and/or consultants of the Borrower and its Subsidiaries.”

““Certificate of Designations” has the meaning given to such term in Section 3(h) of the First Amendment.”

““Conversion Shares” has the meaning set forth in the Convertible Notes.”

““Convertible Notes” means any Convertible Note issued to any of the Lenders evidencing any Loan or Disbursement funded by them, each in the form attached as Exhibit B to the First Amendment, in each case, as amended, restated, supplemented or otherwise modified from time to time; provided that the maximum principal amount of Loans and Disbursements in respect of which Convertible Notes shall be convertible (including by amendment and restatement of the Loan Notes) shall not exceed $74,000,000 pursuant to the terms of the Convertible Notes.”

““First Amendment” means the First Amendment to Facility Agreement, entered into as of January 14, 2019, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and Cortland Capital Market Services LLC, as Agent.”

““First Amendment Effective Date” has the meaning given to such term in the First Amendment.”

““First Amendment Transactions” means the entering into of the First Amendment by the Persons party thereto and the consummation of the other transactions contemplated by the First Amendment.

““Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.”

““Preferred Stock” has the meaning given to such term in the Subordinated Loan Agreement (which, for the avoidance of doubt, does not include any Disqualified Stock).”

““S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor thereto.”

““Specified Acquisition Payment Obligations” has the meaning set forth in the definition of “Indebtedness.””

““Specified Acquisition Payment Obligations Documents” has the meaning set forth in the definition of “Indebtedness.””

““Subordinated Lenders” means, collectively, the Subordinated Creditors (as defined in the Subordination Agreement).”

““Subordinated Loan Agreement” means that certain Amended and Restated Senior Subordinated Convertible Loan Agreement, originally dated as of December 31, 2018 and amended and restated as of January 14, 2019, by and among the Borrower, the other Loan Parties party thereto from time to time, and the Subordinated Lenders, as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance and compliance with the terms thereof, of this Agreement and of the Subordination Agreement.”

““Subordinated Loan Documents” means the Subordinated Debt Documents (as defined in the Subordination Agreement).”

““Subordinated Notes” means the Loans (as defined in the Subordinated Loan Agreement) or the Notes (as defined in the Subordinated Loan Agreement), in each case, as amended, restated, supplemented or otherwise modified from time to time in accordance and compliance with the terms of the Subordinated Loan Agreement, this Agreement and the Subordination Agreement.”

““Subordination Agreement” means that certain Subordination Agreement, dated as of December 31, 2018, by and among Borrower, the other Loan Parties party thereto from time to time, the Subordinated Lenders and the Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.”

““Transfer” means directly or indirectly, sell, give, assign, hypothecate, pledge, encumber, grant a security interest or Lien in, transfer or otherwise dispose of (whether by operation of law, other action or otherwise).”

(b) Section 1.1 of the Facility Agreement shall be hereby amended to amend and restate the definition of “Change of Control” to read as follows:

““Change of Control” means (a) except as otherwise expressly permitted under this Agreement, at any time the Borrower shall cease to own, directly or indirectly, one hundred percent (100%) of the issued and outstanding Stock of any of its Subsidiaries (measured both on a fully diluted basis and not on a fully diluted basis), (b) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than Vatera Healthcare Partners LLC, Vatera Investment Partners LLC and their respective Affiliates from time to time, is or shall at any time become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all Stock that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “Option Right”)), directly or indirectly, of 30% or more on an issued and outstanding basis of the voting interests in the Borrower’s Stock (taking into account all such securities that such person or group has the right to acquire pursuant to any Option Right), (c) a sale of all or substantially all of the assets of the Borrower (including, for the avoidance of doubt, the sale of all or substantially all of the assets of the Subsidiaries of the Borrower) or of the Borrower’s Stock shall occur or be consummated, (d) the consummation of a purchase, tender or exchange offer made to and accepted by the holders of more than 50% of the outstanding Stock of the Borrower; provided, however, that none of the transactions with respect to the Obligations included in this Agreement, the Convertible Notes, the Subordinated Loan Agreement (as in effect on the date of the First Amendment) or the Certificate of Designations, including a repayment, repurchase, redemption or conversion (or a deemed repayment, repurchase, redemption or conversion) of any Loans, the Convertible Notes, the Subordinated Notes (under the Subordinated Loan Agreement as in effect on the date of the First Amendment) or the Preferred Stock, or any adjustment in the Conversion Price (as defined in the Convertible Note) or the Conversion Rate (as defined in the Convertible Note) (or of the conversion price or the conversion rate of the Preferred Stock or the Subordinated Notes under the Subordinated Loan Agreement (as in effect on date of the First Amendment), in the case of each of the foregoing in this proviso, in accordance and compliance with the terms and conditions of this Amendment, the Subordinated Loan Agreement, the Subordinated Notes (under the Subordinated Loan Agreement as in effect on the date of the First Amendment), the Certificate of

Designations, the Subordinated Loan Documents and the Subordination Agreement, as applicable, shall constitute a purchase, tender offer or exchange offer for purposes of this clause (d), or (e) a “change of control” however so defined in any document, agreement or instrument governing or evidencing any Indebtedness (including a “Change of Control” (as defined in the Subordinated Loan Agreement)) or, in each case, any term of similar effect, shall occur.”

(c) Section 1.1 of the Facility Agreement shall be hereby amended to amend and restate the definitions of “Dispose” and “Disposition” to read as follows:

““Dispose” and “Disposition” mean (a) the sale, lease, conveyance or other disposition of any assets or property (including any transfer or conveyance of any assets or property pursuant to a division or split of a limited liability company or other entity or Person into two or more limited liability companies or other entities or Persons) and (b) the sale or Transfer by the Borrower or any Subsidiary of the Borrower of any Stock issued by any Subsidiary of the Borrower.”

(d) Section 1.1 of the Facility Agreement shall be hereby amended to amend the definition of “DTC” by deleting the “(qq)” referenced therein and replacing it with “(pp).”

(e) Section 1.1 of the Facility Agreement shall be hereby amended to amend the definition of “EBITDA” by (i) deleting the reference to “FASB” in clause (e) thereof and replacing it with “Financial Accounting Standards Board,” (ii) deleting the reference to “Plus” in clause (h) thereof and replacing it with “plus,” and (iii) deleting the two references to “disposition” in the last paragraph of such definition and replacing them with “Disposition.”

(f) Section 1.1 of the Facility Agreement shall be hereby amended to amend the definition of “FCPA” to remove the reference to “(jj)” and replace it with “(ii).”

(g) Section 1.1 of the Facility Agreement shall be hereby amended to remove the definition of “HSR Act” in its entirety.

(h) Section 1.1 of the Facility Agreement shall be hereby amended to amend the definition of “Indebtedness” by adding the following sentence immediately after the end thereof:

“Notwithstanding the foregoing, Indebtedness shall not include any payment obligations of the Borrower and its Subsidiaries existing as of the date of the First Amendment that relate to Acquisitions consummated prior to the date of the First Amendment and are specifically described (and due and payable) as set forth in Schedule I to the First Amendment (such obligations, the “Specified Acquisition Payment Obligations,” and the agreements, instruments and documents evidencing such Specified Acquisition Payment Obligations, the “Specified Acquisition Payment Obligations Documents”), but only so long as such Specified Acquisition Payment Obligations and the Specified Acquisition Payment Obligations Documents are not amended, restated, supplemented, changed, increased, accelerated or otherwise modified in any manner after the date of the First Amendment that (1) increases the aggregate amount payable by the Loan Parties and their Subsidiaries in respect of the Specified Acquisition Payment Obligations (other than (x) payments that are made in the form of Stock of the Borrower (other than Disqualified

Stock) and (y) payments made in consideration for any extension of the due dates of any Specified Acquisition Payment Obligations in the form of interest and fees on the extended amounts in an amount not to exceed five percent (5%) per annum while such amounts remain outstanding), (2) provides that any of the Specified Acquisition Payment Obligations are secured by Liens on any asset or property of any Loan Party or any of its Subsidiaries, (3) provides that any Subsidiary of any Loan Party shall guarantee, or otherwise become obligated (whether unconditionally or upon any condition) to make any payment of or in respect of, or have any other direct or indirect liability for, any of the Specified Acquisition Payment Obligations or provide any asset or property or distribution therefor, (4) shortens the weighted average life to maturity (or otherwise shortens the maturity) of any of the Specified Acquisition Payment Obligations, unless the aggregate amount of the outstanding Specified Acquisition Payment Obligations is permanently reduced in connection therewith in a manner where the shorter maturity (and/or the shorter weighted average life to maturity, as applicable) is reasonable (as determined in good faith by the board of directors of the Borrower) in relation to such reduced aggregate amount provided in exchange therefor, (5) restricts any Loan Party or any Subsidiary from performing, or otherwise adversely affects the performance by any Loan Party or any of its Subsidiaries of, any of its material obligations (including the Obligations) under the Loan Documents, (6) has the effect of putting the Loan Parties in a worse (or less favorable) position than the Specified Acquisition Payment Obligations and the Specified Acquisition Payment Obligations Documents in effect on the date of the First Amendment, as determined in good faith by the board of directors of the Borrower, (7) results in a Material Adverse Effect, or (8) results in any breach of, or Default or Event of Default under, any of the Loan Documents. For the avoidance of doubt, if such Specified Acquisition Payment Obligations are amended, restated, supplemented, changed, increased, accelerated, waived, consented to or otherwise modified in any manner that is not permitted by the immediately preceding sentence, then such Specified Acquisition Payment Obligations shall automatically on the date of such amendment, restatement, supplement, change, increase, acceleration or modification be deemed to have been Indebtedness retroactively to and from the date such Specified Acquisition Payment Obligations were first incurred.”

(i) Section 1.1 of the Facility Agreement shall be hereby amended to amend the definition of “Initial Disbursement Date” by deleting the reference to “Distribution” and replacing it with “Disbursement.”

(j) Section 1.1 of the Facility Agreement shall be hereby amended to amend the definition of “Latest Balance Sheet” by adding the word “Date” immediately after the word “Sheet” immediately before the closed quotation mark.

(k) Section 1.1 of the Facility Agreement shall be hereby amended to amend and restate the definition of “Loan Documents” to read as follows:

““Loan Documents” means this Agreement, the First Amendment, the Notes, the Security Agreement, the Initial Disbursement Request, each Perfection Certificate, each Compliance Certificate, any Revolving Credit Facility Intercreditor Agreement, the Subordination Agreement (and any other subordination or intercreditor agreement entered into by any Secured Party with respect to any Indebtedness permitted under the Loan Documents), the Stock Purchase Agreement, the Warrants, the Registration Rights Agreement, the Royalty Agreement, the Agent Fee Letter, any solvency certificate and other documents, agreements and instruments delivered in connection with any of the foregoing and dated the Agreement Date or subsequent thereto, whether or not specifically mentioned herein or therein, in each case, as amended, restated, supplemented or otherwise modified from time to time.”

(l) Section 1.1 of the Facility Agreement shall be hereby amended to amend and restate the definition of “Loan Notes” to read as follows:

““Loan Notes” means (a) prior to the First Amendment Effective Date, any Loan Note issued to any of the Lenders evidencing any Initial Disbursement funded by such Lenders in the form attached hereto as Exhibit A-1, in each case, as amended, restated, supplemented or otherwise modified from time to time, and (b) on or after the First Amendment Effective Date, (i) any Loan Note mentioned in clause (a) above, as amended and restated to be (and as set forth) in a Convertible Note, (ii) any other Convertible Notes or (iii) any other promissory note evidencing any Initial Disbursement in form acceptable to the Lenders holding such Initial Disbursements.

(m) Section 1.1 of the Facility Agreement shall be hereby amended to amend and restate the definition of “Material Adverse Effect” to read as follows:

““Material Adverse Effect” means (i) a material adverse effect on (a) the business, results of operations, financial condition or assets of the Loan Parties and their Subsidiaries, taken as a whole, (b) the validity or enforceability of any material provision of this Agreement, the Notes, the Security Agreement, the Stock Purchase Agreement, the Warrants, the Registration Rights Agreement, the Royalty Agreement, the Agent Fee Letter, the Subordination Agreement, any Revolving Credit Facility Intercreditor Agreement, any other subordination or intercreditor agreement that is a Loan Document or any other material Loan Document, (c) the ability of the Loan Parties to timely perform the Obligations, (d) the creation, perfection or, subject to Permitted Liens (solely to the extent any such Permitted Liens are expressly permitted under this Agreement to have priority over the Liens granted under the Loan Documents), priority of any of the Liens granted under the Loan Documents (other than as a result of the failure of Agent to take any action within its control), or (e) any of the rights and remedies of the Secured Parties under the Loan Documents, or (ii) any “Material Adverse Effect” (as defined in the Subordinated Loan Agreement).”

(n) Section 1.1 of the Facility Agreement shall be hereby amended to amend and restate the definition of “Notes” to read as follows:

““Notes” means the Convertible Notes, the Loan Notes and the Subsequent Disbursement Notes.”

(o) Section 1.1 of the Facility Agreement shall be hereby amended to amend the definition of “Obligations” by deleting the word “interests” and replacing it with “interest.”

(p) Section 1.1 of the Facility Agreement shall be hereby amended to amend the definition of “OFAC” to remove the reference to “(jj)” and replace it with “(ii).”

(q) Section 1.1 of the Facility Agreement shall be hereby amended to amend the definition of “Permitted Disposition” to:

(i) amend and restate clause (e) thereof as follows:

“(e) the sale or issuance of Stock (other than Disqualified Stock) in the Borrower or pursuant to (A) the Loan Documents, (B) the Subordinated Notes in accordance and compliance with the Subordinated Loan Agreement, the Subordination Agreement and the Certificate of Designations or (C) any Borrower Stock Plans approved by the board of directors of the Borrower (or any changes thereto that are not material);”,

(ii) remove the “and” after clause (k) of such definition,

(iii) remove the “.” after clause (l) of such definition and replace it with a “;”, and

(iv) add the following two new clauses (m) and (n) immediately after clause (k) of such definition:

“(m) the granting of Permitted Liens; and

(n) the transactions expressly permitted by Section 5.2(b)(iii).”.

(r) Section 1.1 of the Facility Agreement shall be hereby amended to amend the definition of “Permitted Indebtedness” to (i) remove the “and” after the end of clause (m) of such definition, (ii) amend and restate clause (n) of such definition as set forth below and (iii) add the new clause (o) below after clause (n) and before the “.”:

“(n) other unsecured Indebtedness not exceeding in the aggregate at any time outstanding $65,000,000, which Indebtedness shall (i) bear interest not in excess of then applicable market rates, (ii) have a maturity no earlier than one year and one day after the earlier of (A) the payment in full of the Obligations and (B) the latest Maturity Date, (iii) shall not provide for any cash payments of any type before one year and one day after the earlier of (A) the payment in full of the Obligations and (B) the latest Maturity Date and (iii) be payment subordinated in a manner reasonably acceptable to Agent and the Required Lenders (the “Additional Unsecured Permitted Debt”); and

(o) Indebtedness under the Subordinated Loan Agreement in an aggregate principal amount not to exceed the amount permitted under the Subordination Agreement (for the avoidance of doubt, including the capped amount set forth in Section 2.7(a)(ix) of the Subordination Agreement; provided that the Agent and the Lenders hereby consent to the such capped amount being increased from “$135,000,000” therein to “$140,000,000” but without any other change or modification being made to (or consented to with respect to) the Subordination Agreement).”

(s) Section 1.1 of the Facility Agreement is hereby amended to amend and restate the definition of “Pro Rata Loan Share” as follows:

““Pro Rata Loan Share” means, with respect to any Lender, the applicable amount (as adjusted, increased or decreased from time to time in accordance with the terms hereof or any assignment or transfer of such amount and the actual principal amount outstanding related thereto) specified opposite such Lender’s name on Annex A under the column “Initial Disbursement Amounts” and the applicable amount (as adjusted, increased or decreased from time to time in accordance with the terms hereof or any assignment or transfer of such amount and the actual principal amount outstanding related thereto) of Loans funded by such Lender pursuant to its Subsequent Disbursement Commitment.”

(t) Section 1.1 of the Facility Agreement is hereby amended to amend and restate the definition of “Pro Rata Share” as follows:

““Pro Rata Share” means, with respect to any Lender, the applicable percentage (as adjusted, increased or decreased from time to time in accordance with the terms hereof or any assignment or transfer thereof) obtained by dividing (a) the sum of (i) such Lender’s Pro Rata Subsequent Disbursement Share of the Subsequent Disbursement Commitment (to the extent not terminated or used in its entirety), and (ii) such Lender’s Pro Rata Loan Share of the outstanding Loans, by (b) the sum of (i) the total amount of remaining Subsequent Disbursement Commitments held by all Lenders, and (ii) the total outstanding amount of Loans held by all Lenders.”

(u) Section 1.1 of the Facility Agreement is hereby amended to amend and restate the definition of “Pro Rata Subsequent Disbursement Share” as follows:

““Pro Rata Subsequent Disbursement Share” means, with respect to any Lender, in respect of unfunded Subsequent Disbursement Commitments, the applicable percentage ((a) as adjusted from time to time in accordance with the terms hereof, (b) as adjusted, increased or decreased from time to time in accordance with the terms hereof or any assignment or transfer thereof and (c) as decreased as such Subsequent Disbursement Commitments are funded) specified opposite such Lender’s name on Annex A under the column “Subsequent Disbursement Commitment.”

(v) Section 1.1 of the Facility Agreement shall be amended to amend the definition of “Registration Rights Agreement” to add to the end of such definition immediately before the “.” the following: “, as amended, restated, supplemented or otherwise modified from time to time”.

(w) Section 1.1 of the Facility Agreement shall be amended to amend the definition of “Revolving Credit Facility Documents” to remove the word “permited” and replace it with “permitted.”

(x) Section 1.1 of the Facility Agreement shall be amended to amend the definition of “Sanctioned Country” to remove the reference to “(jj)” and replace it with “(ii).”

(y) Section 1.1 of the Facility Agreement shall be amended to amend the definition of “Sanctions” to remove the reference to “(jj)” and replace it with “(ii).”

(z) Section 1.1 of the Facility Agreement shall be amended to amend the definition of “Sarbanes-Oxley” to remove the reference to “(kk)” and replace it with “(jj).”

(aa) Section 1.1 of the Facility Agreement shall be amended to amend the definition of “SDN List” to remove the reference to “(jj)” and replace it with “(ii).”

(bb) Section 1.1 of the Facility Agreement shall be amended to amend and restate the definition of “Securities” to read as follows:

““Securities” means the Loans, the Subsequent Disbursement Commitments, the Notes, the related guaranties set forth in the Security Agreement of the Guarantors, the Interest Payment Shares, the Purchased Shares, the Conversion Shares, the Warrants, the Warrant Shares and the right to receive the Royalty pursuant to the Royalty Agreement.”

(cc) Section 1.1 of the Facility Agreement shall be amended to amend the definition of “Stock” to add the following sentence at the end of such definition: “The term “Stock” shall not include any Loans, Notes or Disbursements (or any Subordinated Loans or Subordinated Notes under the Subordinated Loan Agreement incurred or issued in accordance and compliance with the Subordination Agreement).”

(dd) Section 1.2 of the Facility Agreement shall be hereby amended to:

(i) amend and restate the 20th sentence thereof as follows:

“Any reference to “payment in full”, “payment in full in cash”, “paid in full”, “paid in full in cash”, “repaid in full”, “repaid in full in cash”, “prepaid in full”, “prepaid in full in cash”, “redeemed in full”, “redeemed in full in cash” or any other term or word of similar effect used in this Agreement or any other Loan Document with respect to the Loans or the Obligations shall mean all Obligations (including any Prepayment Fees or any other amount required by Section 5.3) (excluding contingent claims for indemnification to the extent no claim giving rise thereto has been asserted) have been repaid in full in cash (or partially paid in cash and partially satisfied through the issuance of Conversion Shares in accordance and compliance with the terms and provisions of the Convertible Notes, this Agreement and the other Loan Documents, but, for the avoidance of doubt, solely to the extent that, after giving effect to both the payment in cash and such payment through the issuance of Conversion Shares, the full amount of all such Obligations have been fully and completely satisfied) and have been fully performed; provided that reference otherwise to “payment”, “paid”, “repaid”, “prepaid”, “redeem”, “purchase”, “defease”, “prepayment” or “redemption” or any term or word of similar effect used in this Agreement or any other Loan Document with respect to the Loans or the Obligations shall mean in cash and not by conversion into Conversion Shares;” and

(ii) add the following sentences at the end of such Section 1.2:

“The terms “shall” and “will” are used interchangeably in this Agreement and the other Loan Documents and mean for the Loan Parties and their Subsidiaries to have an absolute obligation to perform or do (or not perform or not do) a certain action or event, as the context may require. Any action or event that is prohibited by the terms of the Loan

Documents shall mean that such action or event is not directly or indirectly permitted to be taken or consummated. Notwithstanding anything to the contrary in this Agreement or any other Loan Document (but subject in all respects to Section 5.4(h) and no Default or Event of Default occurring, continuing or existing thereunder shall be deemed to be cured, waived or no longer occurring, continuing or existing by anything in this sentence), to the extent any Revolving Credit Facility is in existence and the Revolving Credit Facility Documents contain representations, warranties, covenants or events of default (other than representations, warranties, covenants or events of default that are customary for revolving credit facilities of the same type (including, if applicable, asset-based revolving credit facilities of the same type) to include that are not customarily included in a senior secured term loan facility existing at the same time of such revolving credit facility) that are more favorable to the lenders and other secured parties under such Revolving Credit Facility (the “More Restrictive Provisions”) than the applicable representations, warranties, covenants or events of default under the Loan Documents (the “Comparable Provisions”), no action or inaction that would otherwise be permitted under the Comparable Provisions to the extent such Revolving Credit Facility was not in existence at such time shall be permitted (and will be deemed to be prohibited) under such Comparable Provisions if such action or inaction is not permitted (or is prohibited) under any More Restrictive Provisions (without giving effect to any consent or waiver thereto obtained from the lender or lenders (and/or agent for such lender or lenders) under such Revolving Credit Facility if either (y) a consent fee, waiver fee or other fee or payment or any other type of consideration (cash, non-cash or otherwise) is paid, made or provided by the Loan Parties or any of their Affiliates for such consent or waiver (unless, with respect to this clause (y), the same fee, payment or consideration is also paid, made or provided by the Loan Parties to the Lenders in connection with such consent or waiver) or (z) such consent or waiver is not expressly permitted by the terms and provisions of the Revolving Credit Facility Intercreditor Agreement and this Agreement).”

(ee) Section 1.5 of the Facility Agreement shall be hereby amended to amend and restate the penultimate sentence thereof as follows:

“Notwithstanding any other provision contained herein or in any other Loan Document, all terms of an accounting or financial nature used herein and in the other Loan Documents shall be construed, and all computations of amounts and ratios referred to herein and in the other Loan Documents shall be made, without giving effect to (a) any election under Statement of Financial Accounting Standards No. 159 (Codification of Accounting Standards 825-10) (or any other Codification of Accounting Standards or Statement of Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party or any Subsidiary at “fair value,” as defined therein, or (b) any treatment of Indebtedness in respect of convertible debt instruments under Codification of Accounting Standards 470-20 (or any other Codification of Accounting Standards or Statement of Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.”

(ff) Section 2.3(c) of the Facility Agreement shall be hereby amended to amend and restate the last paragraph of such section to read as follows:

“Notwithstanding anything to the contrary in the Loan Documents, at the time any of the Loans are paid, repaid, redeemed or prepaid (whether before, at the time of or after the Maturity Date or any acceleration, bankruptcy or otherwise), the Borrower shall pay to the Agent for the sole benefit of the Lenders (based on their respective Pro Rata Shares of such Loans) (with the Agent making such payment on the same day to the Lenders) a non-refundable exit fee (the “Exit Fee”) equal to 4% of the amount of Loans paid, repaid, redeemed or prepaid, which shall be due and payable in cash upon each such payment, repayment, redemption or prepayment of the applicable tranche of Loans,”

(gg) The introductory paragraph of Section 3.1 of the Facility Agreement shall be hereby amended by removing the language “as of the Agreement Date and on each Disbursement Date” and replacing it with “as of and on (v) the Agreement Date, (w) each Disbursement Date, (x) the date of effectiveness of any amendment, restatement, supplement, change or other modification to this Agreement (or of any waiver of any provision of this Agreement or consent to any departure from the terms of this Agreement), (y) solely with respect to any new Loan Party that joins this Agreement after the Agreement Date, the date such new Loan Party joins this Agreement, and (z) each other date that it is agreed by the applicable Parties that the representations and warranties set forth in this Section 3.1 shall be remade or deemed made, in each case,”.

(hh) The first sentence of Section 3.1(c) of the Facility Agreement shall be hereby amended to (i) remove the “and” appearing directly after the language “On the Agreement Date (both before and after giving effect to the Transactions)” therein and replace it with “,” and (ii) add “, on the First Amendment Effective Date (both before and after giving effect to the First Amendment Transactions) and on each date that this Agreement is amended, restated, supplemented, changed or otherwise modified (or any provision of this Agreement is waived or any departure of this Agreement is consented to)” immediately after the language “on each Disbursement Date (both before and after giving effect to such Disbursement and the use of the proceeds thereof).”

(ii) Section 3.1(i) of the Facility Agreement shall be hereby amended (i) to add “, the First Amendment Transactions” immediately after the reference to “the Transactions” in clause (B) of the first sentence thereof and (ii) to add “, solely in the case of any such action, suit or other proceeding before any Governmental Authority that becomes pending or threatened after the date of the First Amendment and on or prior to the First Amendment Effective Date, that would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect” at the end of clauses (B) and (C) of the first sentence thereof.

(jj) Section 3.1(j) of the Facility Agreement shall be hereby amended and restated as follows:

“Each of this Agreement and the other Loan Documents and the issuance of the Securities hereunder and thereunder, has been duly authorized (including, to the extent required, by the holders of Borrower’s Stock), executed and delivered by each Loan Party. No further consent or authorization is required by the Borrower, the Borrower’s board of directors or the holders of the Borrower’s Stock, and this Agreement and the other Loan Documents constitute valid, legal and binding obligations of each Loan Party, enforceable in accordance with their terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally. No further authorization or approval is required to satisfy the requirements of the NASDAQ Stock Market (“NASDAQ”) in connection with the performance by the Borrower of its obligations under the Loan Documents, including the issuance of the Securities. The Purchased Shares, the Interest Payment Shares, the Warrant Shares and the Conversion Shares have been approved for listing on the Principal Market. The execution, delivery and performance of the Loan Documents by each Loan Party party thereto and the consummation of the transactions (including the issuance of the Securities hereunder and thereunder) contemplated herein and therein will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon any assets of any such Loan Party pursuant to, any agreement, document or instrument to which such Loan Party is a party or by which any Loan Party is bound or to which any of the assets or property of any Loan Party is subject, except, with respect to this clause (A), as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (B) result in any violation of or conflict with the provisions of the Organizational Documents or (C) result in the violation of any Applicable Law, or of any judgment, order, rule, regulation or decree of any Governmental Authority, except, with respect to this clause (C), as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.”

(kk) Section 3.1(k) of the Facility Agreement shall be hereby amended to add “, the First Amendment Transactions” immediately after the reference to “the Transactions” in clause (ii) thereof.

(ll) Section 3.1(w) of the Facility Agreement shall be hereby amended to add “)” at the end of such Section immediately before the “.”.

(mm) Section 3.1(y) of the Facility Agreement shall be hereby amended to (i) change the reference to “(vii)” to “(vi)”, and (ii) in clause (Z) thereof, (A) remove the word “any” appearing immediately before “restrictions upon” and (B) replace the words “transfer” appearing therein with “Transfer.”

(nn) Section 3.1(aa) of the Facility Agreement shall be hereby amended by adding the following sentences at the end of such Section: “The Borrower has delivered to the Agent and the Lenders a true, complete and correct copy of all of the Subordinated Loan Documents and all of the Specified Acquisition Payment Obligations Documents (in each case, including all schedules, exhibits, amendments, restatements, supplements, modifications, assignments and all other agreements, instruments and documents delivered pursuant thereto or in connection therewith). All Obligations constitute permitted Indebtedness under the Subordinated Loan Documents. All Liens granted under the Loan Documents constitute permitted Liens under the Subordinated Loan Documents. All Obligations (and all Liens granted under the Loan Documents) are entitled to the benefits of the subordination and other intercreditor provisions contained in the Subordination Agreement.

(oo) Section 3.1(cc) of the Facility Agreement shall be hereby amended to remove the word “Permits” and replace it with “Authorizations and permits.”

(pp) Section 3.1(hh) of the Facility Agreement shall be hereby amended to add “and the First Amendment Transactions” immediately prior to the reference to “, when taken as a whole” therein.

(qq) Section 3.1(nn) of the Facility Agreement shall be hereby amended to add “, except for issuances of certain Stock (other than Disqualified Stock) in accordance and compliance with the Subordinated Loan Agreement, the Subordinated Notes and the Subordination Agreement,” immediately before the word “cause” therein.

(rr) Section 5.1(h) of the Facility Agreement shall be hereby amended to (i) add in the first sentence thereof (A) immediately after the reference to “will provide to Agent and each Lender” the language “(1)” and (B) immediately prior to the “.” at the end of such first sentence the following: “and (2) on the same day as delivery to any Subordinated Creditor (or any other holder of any Indebtedness or other obligations) under the Subordinated Loan Documents, any additional financial statements, certificates, reports, notices, agreements, instruments and documents provided under (or in connection with) the Subordinated Loan Documents and (ii) add the language “or for the year ended December 31, 2018” immediately after the reference to “December 31, 2017” in clause (ii)(x) of the second sentence thereof.

(ss) Section 5.1(o) of the Facility Agreement shall be hereby amended by deleting the first sentence thereof.

(tt) Section 5.1(u) of the Facility Agreement shall be hereby amended by (i) adding “, Subordinated Loan Documents, Specified Acquisition Payment Obligations Documents” immediately after each reference to “Agreement Date Acquisition Documents” in clause (i) thereof, and (ii) adding “ or any Subordinated Loan Document” immediately after each reference to “Revolving Credit Facility” in clause (ii) thereof.

(uu) Section 5.1(v)(i) of the Facility Agreement shall be hereby amended and restated as follows:

“(i) Minimum Cash Balance. The Loan Parties covenant and agree that the Borrower and its Subsidiaries shall maintain, on a consolidated basis, a minimum aggregate amount of unrestricted cash in deposit accounts covered by a Control Agreement in favor of Agent (for the benefit of the Secured Parties) (and, solely with respect to unrestricted cash in an amount not to exceed $5,000,000, deposit accounts held by Foreign Subsidiaries that are not subject to Liens of any Person other than Liens of the type set forth in clause (a) or clause (f) of the definition of “Permitted Liens”) equal to no less than (A) at all times on or prior to March 31, 2020, $40,000,000, and (B) at all times on and after April 1, 2020, $25,000,000.”

(vv) Section 5.1(v)(ii) of the Facility Agreement shall be hereby amended and restated as follows:

“(ii) Minimum Net Sales. The Loan Parties shall maintain LTM Net Sales of at least (A) $45,000,000 for the fiscal year ending December 31, 2018, (B) $63,750,000 for the fiscal year ending December 31, 2019 and (C) $85,000,000 for the fiscal year ending December 31, 2020 and each fiscal year ending thereafter.”

(ww) Section 5.2(a) of the Facility Agreement shall be hereby amended by adding the following sentence between the first and last sentences of such Section:

“No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, divide (or otherwise split) itself or themselves into two or more limited liability companies or other entities or Persons.”

(xx) Section 5.2(b) of the Facility Agreement shall be hereby amended to amend and restate clause (iii) thereof as follows:

“(iii) make any Restricted Payments, other than (v) cash payments in lieu of fractional shares in connection with the exercise of warrants or other securities convertible into or exchangeable for Common Stock or in connection with the Reverse Stock Split (as defined in the Subordinated Loan Agreement) (or any other reverse share split of Common Stock for the purpose of increasing the per share trading price of the Common Stock and/or increasing the authorized shares of Common Stock that are available for issuance, in each case of this parenthetical, that would not cause a Default or Event of Default to occur, and solely to the extent such actions or transactions are not taken with the primary purpose of making cash payments to holders of Stock of the Borrower or its Affiliates prior to the payment in full of the Obligations), (w) cash payments required to be paid upon conversion of any Loan or Disbursement evidenced by the Convertible Notes to Secured Parties (including, for the avoidance of doubt, transferees of the Warrants or the Convertible Notes), (x) when no Default or Event of Default has occurred and is continuing, the repurchase of the Borrower’s Stock from current or former officers, employees or directors of the Borrower and its Subsidiaries (or their permitted transferees or estates) upon their death, disability or termination of employment in an aggregate amount not to exceed $250,000 in any fiscal year of the Borrower, (y) Restricted Payments to Loan Parties and (z) solely with respect to Indebtedness under the Subordinated Loan Documents, “Permitted Subordinated Debt Payments” (as defined in the Subordination Agreement) solely at the times (and to the extent) such payments are expressly permitted to be made by the terms, conditions and provisions of the Subordination Agreement (and not at any other time).”

(yy) Section 5.2(g) of the Facility Agreement shall be hereby amended to (i) delete the word “and” immediately after clause (iii) thereof, and (ii) add the following new clause (5) immediately after clause (4) thereof and immediately before the “.”: “, and (5) the entering and performing of the Subordinated Loan Documents with Vatera Healthcare Partners LLC and Vatera Investment Partners LLC to the extent such Persons are Affiliates of the Borrower and its Subsidiaries and performing under the Certificate of Designations (as in effect on the First Amendment Effective Date)”.

(zz) Section 5.2(j) of the Facility Agreement shall be hereby amended by adding “(except an amendment to the certificate of incorporation of Borrower entered into solely to increase the number of authorized shares of Preferred Stock or Common Stock to accommodate the conversion of the Subordinated Notes (including by a reverse stock split not prohibited by this Agreement) in connection with any Subsequent Stockholder Approval (as defined in the Subordinated Loan Agreement))” immediately after “amend any of its Organizational Documents” therein.

(aaa) Section 5.2(m) of the Facility Agreement shall be hereby amended to (i) in the first sentence thereof, add immediately before the period “.” the following: “ and the Subordinated Loan Documents (and, solely to the extent the dividends, distributions and other payments required (or permitted) to be made under this Agreement and the other Loan Documents, in each case, are expressly permitted thereunder, the Revolving Credit Facility Documents and the Additional Unsecured Permitted Debt Documents), and (ii) in the second sentence thereof, (A) remove the “and” in front of clause (iii) of the last sentence of such Section, and (B) add the following new clauses (iv) and (v) immediately before the “.” in the last sentence of such Section: “, (iv) subject to the terms, conditions and provisions of the Subordination Agreement and the other Loan Documents (and for the avoidance of doubt, no prohibition or restriction shall be included thereunder on the Liens granted to Agent and the other Secured Parties under the Loan Documents other than a cap on the principal amount of the Loans secured by such Liens that is consistent with the cap language in the Subordination Agreement)), the Subordinated Loan Agreement and (v) subject to the terms, conditions and provisions of the subordination agreement with respect to such Indebtedness and the other Loan Documents (and for the avoidance of doubt, no prohibition or restriction shall be included thereunder on the Liens granted to Agent and the other Secured Parties under the Loan Documents other than a cap on the principal amount of the Loans secured by such Liens that is consistent with the cap language in the Subordination Agreement)), the Additional Unsecured Permitted Debt Documents.”

(bbb) Section 5.2 of the Facility Agreement shall be hereby amended to insert the following new clauses (v) and (w) immediately after the end of clause (u) thereof:

“(v) No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, (A) make any payment, or take any action, with respect to the Indebtedness under the Subordinated Loan Documents that is in violation or breach of this Agreement or the Subordination Agreement, (B) enter into or otherwise make any amendment, restatement, supplement or modification of any Subordinated Loan Documents in violation or breach of this Agreement or the Subordination Agreement; (C) join any Subsidiary or any Affiliate of any Loan Party as a borrower, guarantor or obligor under the Subordinated Loan Documents, unless, in each case, the same Person becomes a Loan Party in the same capacity under the Loan Documents and such Person executes and delivers such agreements, instruments and documents reasonably requested by Agent or the Required Lenders to effectuate any of the foregoing and such Person joins the Subordination Agreement in the same capacity as the other Loan Parties party thereto; or (D) grant or provide any Lien, collateral or security under the Subordinated Loan Documents or for the benefit of the Subordinated Creditors or any other holder of any Indebtedness or obligations under the Subordinated Loan Documents.”

“(w) No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, amend, restate, supplement, change, increase, accelerate, waive, consent to or otherwise modify any Specified Acquisition Payment Obligations Documents in any manner after the date of the First Amendment that (1) increases the aggregate amount payable by the Loan Parties and their Subsidiaries in respect of the Specified Acquisition Payment Obligations (other than (x) payments that are made in the form of Stock of the Borrower (other than Disqualified Stock) and (y) payments made in consideration for any extension of the due dates of any Specified Acquisition Payment Obligations in the form of interest and fees on the extended amounts in an amount not to exceed five percent (5%) per annum while such amounts remain outstanding), (2) provides that any of the Specified Acquisition Payment Obligations are secured by Liens on any asset or property of any Loan Party or any of its Subsidiaries, (3) provides that any Subsidiary of any Loan Party shall guarantee, or otherwise become obligated (whether unconditionally or upon any condition) to make any payment of or in respect of, or have any other direct or indirect liability for, any of the Specified Acquisition Payment Obligations or provide any asset or property or distribution therefor, (4) shortens the weighted average life to maturity (or otherwise shortens the maturity) of any of the Specified Acquisition Payment Obligations, unless the aggregate amount of the outstanding Specified Acquisition Payment Obligations is permanently reduced in connection therewith in a manner where the shorter maturity (and/or the shorter weighted average life to maturity, as applicable) is reasonable (as determined in good faith by the board of directors of the Borrower) in relation to such reduced aggregate amount provided in exchange therefor, (5) restricts any Loan Party or any Subsidiary from performing, or otherwise adversely affects the performance by any Loan Party or any of its Subsidiaries of, any of its material obligations (including the Obligations) under the Loan Documents, (6) has the effect of putting the Loan Parties in a worse (or less favorable) position than the Specified Acquisition Payment Obligations and the Specified Acquisition Payment Obligations Documents in effect on the date of the First Amendment, as determined in good faith by the board of directors of the Borrower, (7) results in a Material Adverse Effect, or (8) results in any breach of, or Default or Event of Default under, any of the Loan Documents, in each case without the prior written consent of the Required Lenders.”

(ccc) Section 5.3 of the Facility Agreement shall be hereby amended to insert the following sentence as the new last sentence of Section 5.3:

“In no event shall the conversion of Convertible Notes into Common Stock, or a series of conversions of Convertible Notes into Common Stock, by any Lender (or any transferee thereof) in and of itself constitute a Major Transaction.”

(ddd) Section 5.4(h) of the Facility Agreement shall be hereby amended and restated as follows:

“(h) Any Loan Party or any Subsidiary of any Loan Party (i) fails to make any payment in respect of (A) the Revolving Credit Facility, (B) any Indebtedness under the Subordinated Loan Documents or (C) any other Indebtedness (other than the Obligations) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $250,000 (provided that no such threshold shall apply with respect to the Revolving Credit Facility or any Indebtedness under the Subordinated Loan Documents) when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the documents relating thereto on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Indebtedness to be declared to be due and payable (or otherwise required immediately to be prepaid, redeemed, purchased or defeased) prior to its stated maturity (without regard to any subordination terms with respect thereto) or cash collateral in respect thereof to be demanded.”

(eee) Section 5.4(l) of the Facility Agreement shall be hereby amended to add the words “or the Subordination Agreement” immediately after the words “Revolving Credit Facility Intercreditor Agreement.”

(fff) Section 6.1 of the Facility Agreement shall be hereby amended to amend and restate the notice information for the Borrower or any other Loan Party as follows:

“If to the Borrower or any other Loan Party:

Melinta Therapeutics, Inc.

300 George Street

Suite 301 New Haven, Connecticut 06511

E-mail: pmilligan@melinta.com

Attn: Peter Milligan

With a copy to (which shall not be deemed to constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

500 Boylston St.

Boston, Massachusetts 02116

Facsimile No.: 617-305-4850; 213-621-5122; 312-827-9414

E-mail: graham.robinson@skadden.com; michelle.gasaway@skadden.com; darrin.halcomb@skadden.com

Attn: Graham Robinson; Michelle Gasaway; Darrin Halcomb”

(ggg) Section 6.6(d) of the Facility Agreement shall be hereby amended to remove the reference to “Loan Party” in the first sentence thereof and replace it with “Lender.”

(hhh) The Facility Agreement shall be hereby amended to add the following new Section 6.27 to the end of the Facility Agreement:

“Section 6.27 Subordination Agreement Related Items. Notwithstanding anything contrary in the Subordination Agreement, (a) Section 24 of the Subordination Agreement shall no longer apply to (or be for) the benefit of the Secured Parties as such restrictions and other agreements with respect to the Subordinated Loan Documents that were set forth in Section 24 are now contained and included in this Agreement (including the First Amendment) and the other Loan Documents and the other provisions of the Subordination Agreement and (b) the Loan Parties, Agent and the Lenders acknowledge and agree that the Subordinated Loan Agreement as in effect on January 14, 2019 shall be deemed to not be in violation (or be a breach) of the terms and provisions of this Agreement or the Subordination Agreement.

(iii) Schedule 3.1(y) of the Facility Agreement shall be hereby amended and restated by replacing such Schedule in its entirety with the Schedule 3.1(y) attached hereto as Exhibit C.

(jjj) Exhibit I of the Facility Agreement shall be hereby amended by replacing such Exhibit in its entirety with Exhibit I attached hereto.

(kkk) Section 5(a) of Exhibit 2.7 to the Facility Agreement shall be hereby amended by replacing the percentage “9.985%” with “4.985%” in each place such percentage appears (including in the term “9.985% Cap,” which shall be replaced in each case with the defined term “4.985% Cap”).

(lll) Each of the outstanding Loan Notes shall be hereby amended and restated to give effect to the amendments thereto set forth in the form of Amended and Restated Senior Secured Convertible Note attached as Exhibit B hereto, with the outstanding principal amount of each such Note remaining unchanged (and with no novation occurring with respect thereto and all Indebtedness and other obligations evidenced by such Loan Notes continuing under such Convertible Note) and each such Loan Note being thereinafter referred to as a “Convertible Note.”

(mmm) Each of the Warrants shall be hereby amended by replacing “9.985%” with 4.985% in each place such percentage appears (including in the defined term “9.985% Cap,” which shall in each case be replaced with the term “4.985% Cap”).

(nnn) Section 1(a)(xiv) of the Registration Rights Agreement shall be hereby amended to amend and restate the definition of “Prior Registration Rights Agreements” to read as follows:

““Prior Registration Rights Agreements” means (i) the Registration Rights Agreement, dated February 12, 2012, by and among Cempra, Inc. and the persons set forth on Exhibit A attached thereto, (ii) the Registration Rights Agreement, dated as of November 3, 2017, by and among Cempra, Inc., Vatera Healthcare Partners LLC and the other shareholders set forth on the signature pages thereto, including the related rights granted to Vatera Healthcare Partners LLC under its equity commitment letter with the Company, dated November 28, 2017 the (“Vatera Registration Rights Agreement”), and (iii) the Registration Rights Agreement, dated as of January 5, 2018, by and among The Medicines Company and the Company, in each case, without giving effect to any material amendment or modification thereof (except, in the case of the Vatera Registration Rights Agreement, as may be deemed amended or modified by Section 5.1(bb) of the Subordinated Loan Agreement.”

(ooo) Section 1(a)(xiv) of the Registration Rights Agreement shall be hereby amended to amend and restate the definition of “Registrable Securities” to read as follows:

““Registrable Securities” means (a) any shares of Common Stock (the “Warrant Shares”) issued or issuable upon exercise of, or otherwise pursuant to, the Warrants (without giving effect to any limitations on exercise set forth in the Warrants), (b) shares of Common Stock issuable pursuant to Section 2.7 of (and Exhibit 2.7 to) the Facility Agreement, if the Company has elected to include them in a Registration Statement, (c) the Private Placement Shares, (d) any shares of Common Stock issued or issuable directly or indirectly upon conversion of, or otherwise pursuant to, the Subordinated Notes (as defined in the First Amendment) originally issued to the Lenders, including upon conversion of, or otherwise pursuant to, any Conversion Shares (as defined in the Subordinated Loan Agreement) issued or issuable upon conversion of, or otherwise pursuant to, any such Subordinated Notes, (e) to the extent allowable under the Securities Act and the rules and regulations promulgated thereunder (including Rule 416), such additional shares of Common Stock as may become issuable pursuant to the Warrants to prevent dilution resulting from stock splits, stock dividends, stock issuances or similar transactions; and (f) to the extent not covered by clause (e), solely from and after the date such securities are issued, any securities issued upon any stock split, dividend or other distribution, recapitalization or similar event with respect to any of the foregoing.”

SECTION 3. Conditions. The effectiveness of the amendments of the Facility Agreement, Schedule 3.1(y) to the Facility Agreement, Exhibit I to the Facility Agreement, Exhibit 2.7 to the Facility Agreement, the Loan Notes, the Warrants and the Registration Rights Agreement (other than the Immediately Effective Amendments, which shall be effective immediately upon the execution and delivery of this Agreement), and the consent with respect to the Subordination Agreement, set forth in Section 2 is subject to the satisfaction (or waiver by all of the Lenders) of all of the following conditions precedent:

(a) the execution and delivery of this Amendment by Borrower, each other Loan Party, Agent and the Required Lenders;

(b) (i) the representations and warranties in Section 4 hereof shall have been true, complete and correct in all respects as of the date hereof (except for those that are only required to be made as of the First Amendment Effective Date) and shall be true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the First Amendment Date (as if made on the First Amendment Effective Date), except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representation and warranty shall have been true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date), and (ii) the Loan Parties shall have performed and complied in all material respects (without duplication of any materiality qualifier contained in this Amendment) with all agreements and conditions contained in this Amendment, in the case of this clause (b)(ii), to the extent such agreements and conditions are required to be performed by or complied with by the Loan Parties prior to the First Amendment Effective Date;

(c) no Default or Event of Default shall have occurred or be continuing (or would result after giving effect to the transactions contemplated by this Amendment);

(d) the Secured Parties shall have been paid all fees, costs and expenses (including all attorneys’ fees of the Secured Parties) incurred on or prior to the First Amendment Effective Date that are required to be reimbursed pursuant to Section 6.3 of the Facility Agreement or Section 7 of this Amendment;

(e) the Borrower shall have duly executed and delivered to each Lender a Convertible Note, substantially in the form of Exhibit B hereto, in the aggregate principal amount set forth opposite such Lender’s name on Schedule II hereto; provided, for the avoidance of doubt, that upon such delivery of such Convertible Notes and the effectiveness of amendments of the Facility Agreement, Schedule 3.1(y) to the Facility Agreement, Exhibit I to the Facility Agreement, Exhibit 2.7 to the Facility Agreement, the Loan Notes, the Warrants and the Registration Rights Agreement (other than the Immediately Effective Amendments), and the consent with respect to the Subordination Agreement, set forth in Section 2, the existing Loan Notes originally issued to the Lenders (the “Existing Notes”) shall be immediately cancelled and of no further force and effect (and each Lender shall promptly thereafter return such Loan Note to the Borrower) and the outstanding Obligations under such existing Loan Notes shall continue under such Convertible Notes without any novation occurring with respect thereto and all such Obligations shall continue to be secured by the Collateral and the Liens granted under the Loan Documents;

(f) the Agent and the Lenders shall have received evidence reasonably satisfactory to them that (i) the Subordinated Lenders have funded (or are funding concurrently with the effectiveness of this Amendment) to Borrower the Initial Disbursement (as defined in the Subordinated Loan Agreement), in the aggregate amount of $75,000,000, by wire transfer of immediately available funds to a deposit account covered by a Control Agreement in favor of Agent (for the benefit of the Secured Parties), pursuant to the Subordinated Loan Agreement, (ii) the Subordinated Lenders shall have a binding and enforceable commitment to advance an additional $60,000,000 subject and pursuant to the terms and conditions set forth in the Subordinated Loan Agreement, and (iii) all conditions set forth in the Subordinated Loan Documents to the effectiveness of the Subordinated Loan Documents and the funding of the Initial Disbursement (as defined in the Subordinated Loan Agreement) have been satisfied or waived (in accordance with the terms thereof) in all respects;

(g) (i) each of the Subordination Loan Documents and the Subordination Agreement shall remain in full force and effect and (ii) the Agent and the Lenders shall have received the Subordinated Loan Documents (including an amendment to (or amendment and restatement of) the Subordinated Loan Agreement), which shall be in form and substance reasonably satisfactory to the Agent and the Lenders;

(h) the Stockholder Approval (as defined in the Subordinated Loan Agreement) shall have been obtained and the Borrower shall have adopted and filed the applicable amendment(s) to the Certificate of Incorporation of the Borrower and a Certificate of Designations with respect to the Preferred Stock with the Secretary of State of the State of Delaware in substantially the applicable form(s) attached to the Subordinated Loan Agreement as Exhibits F-1 (the “Reverse Split Amendment”) and/or F-2 (the “Authorized Shares Amendment” and, together with the Reverse Split Amendment, the “Certificate Amendment”) and Exhibit G (the “Certificate of Designations”), respectively, and the applicable Certificate Amendment and the Certificate of Designations shall each be in full force and effect (all capitalized terms used but not defined in this Section 3(h) having the meanings ascribed to them in the Subordinated Loan Agreement);

(i) Borrower shall have issued and delivered to each of the Lenders a Subordinated Note in a principal amount equal to such Lender’s Pro Rata Share of $5,000,000, pursuant to the Subordinated Loan Agreement (but, for the avoidance of doubt without any Lender funding any loans or other amounts to the Borrower thereunder), each such Note to have the same terms and conditions, and be in the same form, as the Subordinated Notes issued to the Subordinated Lenders on the First Amendment Effective Date pursuant to the Subordinated Loan Documents, and each of the Loan Parties and the Lenders shall have duly executed and delivered a joinder to the Subordinated Loan Documents in the form of Exhibit D hereto;

(j) the Conversion Shares shall have been approved for listing on the Nasdaq Global Select Market or, if the Common Stock is not then listed on the Nasdaq Global Select Market, such other Eligible Market on which the Common Stock is then listed, subject to effective notices of issuance;

(k) the Lenders shall have received a favorable written opinion (relating to the First Amendment, the Facility Agreement (as amended by the First Amendment) and the Convertible Notes) of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Loan Parties, addressed to the Lenders, dated the First Amendment Effective Date, in form and substance reasonably satisfactory to the Required Lenders; and

(l) the Lenders shall have received a certificate executed by an Authorized Officer of the Borrower, in form and substance reasonably satisfactory to the Required Lenders, certifying that the conditions in this Section 3 have been satisfied in all respects.

SECTION 4. Representations and Warranties.

(a) Representations and Warranties of the Loan Parties. The Loan Parties hereby jointly and severally represent and warrant to Agent and each Lender as follows as of the date hereof (except solely for Section 4(a)(ix) below, which shall only be required to be made on the First Amendment Effective Date) and as of the First Amendment Effective Date:

(i) Each Loan Party is validly existing as a corporation, limited liability company or limited partnership, as applicable, and is in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable. Each Loan Party (i) has full power and authority (and all governmental licenses, authorizations, permits, consents and approvals) to (A) own its properties and conduct its business (solely with respect to governmental licenses, authorizations, permits, consents and approvals, except where the failure to have such governmental licenses, authorizations, permits, consents and approvals could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect), and (B) to (x) enter into, and perform its obligations under, this Amendment and the other Loan Documents (as shall be amended hereby on the First Amendment Effective Date) and (y) consummate the transactions contemplated under this Amendment and the other Loan Documents (as shall be amended hereby on the date of this Agreement and the First Amendment Effective

Date, as applicable), in the case of clause (B) (other than with respect to the entering into this Amendment), subject to the satisfaction of the Specified Approval Conditions, and (ii) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, in each case of this clause (ii), where the failure to be so qualified, licensed or in good standing could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(ii) Subject to the satisfaction of the Approval Conditions solely with respect to the issuance of the Convertible Notes and the Subordinated Notes, the issuance of Conversion Shares upon conversion of the Convertible Notes (and the availability of sufficient authorized shares of Common Stock to accommodate such issuance), the issuance of the Conversion Shares (as defined in the Subordinated Loan Agreement and hereinafter referred to as the “Subordinated Conversion Shares”) upon conversion of the Subordinated Notes (and the availability of sufficient authorized shares of Common Stock to accommodate such issuance), and the issuance of shares of Common Stock upon conversion of the Subordinated Conversion Shares or the Subordinated Notes, as applicable (and the availability of sufficient authorized shares of Common Stock to accommodate such issuance) (collectively, the “Specified Approval Conditions”): (I) the execution, delivery and performance of this Amendment and the other Loan Documents has been duly authorized by each Loan Party and no further consent or authorization is required by any Loan Party, any Loan Party’s board of directors (or other equivalent governing body) or the holders of any Loan Party’s Stock for the execution, delivery and performance of this Amendment and the other Loan Documents; (II) each of this Amendment and the other Loan Documents entered into on the date hereof has been, and any Loan Documents entered into on the First Amendment Effective Date will have been, duly executed and delivered by each of the Loan Parties and constitutes, and each of the other Loan Documents (as shall be amended hereby on the date of this Agreement and the First Amendment Effective Date, as applicable) will constitute, a valid, legal and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles; (III) the execution, delivery and performance of this Amendment and the other Loan Documents (as shall be amended hereby on the date of this Agreement and the First Amendment Effective Date, as applicable) by each Loan Party and the consummation of the transactions contemplated herein and therein will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon any assets of any such Loan Party pursuant to, any agreement, document or instrument to which such Loan Party is a party or by which any Loan Party is bound or to which any of the assets or property of any Loan Party is subject, except, with respect to this clause (A), as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (B) result in any violation of or conflict with the provisions of the Organizational Documents of any Loan Party, (C) result in the violation of any Applicable Law, (D) result in the violation of any judgment, order, rule, regulation or decree of any

Governmental Authority, (E) affect in any respect the creation, validity, attachment, perfection or priority of the security interests and Liens granted in favor of the Agent or any Secured Party (or for the benefit of the Secured Parties) under any of the Loan Documents in effect immediately prior to (1) the time giving effect to this Amendment and/or (2) the First Amendment Effective Date, or (F) violate, conflict with or cause a breach or default under any agreement or instrument binding upon it, except, with respect to clauses (C), (D) and (F) only, as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and (IV) except as expressly contemplated hereby or by the Subordinated Loan Agreement, no consent, approval, Authorization or order of, or registration or filing with any Governmental Authority is required for (i) the execution, delivery or performance by any Loan Party of this Amendment or the other Loan Documents entered into on the date hereof or on the First Amendment Effective Date, and (ii) the consummation by any Loan Party of the transactions contemplated hereby or thereby.

(iii) No Default or Event of Default has occurred and is continuing (or would result after giving effect to the transactions contemplated by this Amendment, after giving effect to the satisfaction of the Specified Approval Conditions).

(iv) Attached as Exhibit A hereto are true, correct and complete copies of the Subordinated Loan Agreement (including all annexes, exhibits, schedules and attachments thereto) and the Guaranty (as defined in the Subordinated Loan Agreement).

(v) Upon and at all times after the satisfaction of the Approval Conditions, the Conversion Shares issuable or issued upon conversion of the Convertible Notes, the Subordinated Conversion Shares issuable or issued upon conversion of the Subordinated Notes and any shares of Common Stock issuable or issued upon conversion of the Subordinated Conversion Shares will have been duly authorized and, when issued in accordance with such Convertible Notes or the Subordinated Loan Agreement or the Certificate of Designations (as applicable), and any shares of Common Stock issuable or issued upon conversion will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Borrower, and will not be issued in violation of, or subject to, any preemptive or similar rights of any Person. The issuance of any Convertible Notes, Conversion Shares, Subordinated Notes, Subordinated Conversion Shares or shares of Common Stock issuable upon conversion of any Subordinated Conversion Shares will not result in any adjustment of the conversion, exercise or exchange price of, or in the number of shares of Stock issuable pursuant to, or any other modification of the terms of, any Options or Convertible Securities that are outstanding on the date this representation is made (excluding the Convertible Notes and the Warrants), subject to a lender’s compliance with the transfer restrictions and ownership limitations of the Certificate of Designations and Section 2.14 of the Subordinated Loan Agreement.

(vi) The Borrower has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date this representation is made (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). None of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Borrower is not in violation of the requirements of the NASDAQ Stock Market (“NASDAQ”) and neither the Borrower nor its Affiliates has received any communication, written or oral, from (X) NASDAQ regarding the suspension of trading of the Common Stock on NASDAQ or (Y) the SEC regarding the suspension or termination of trading of the Common Stock on NASDAQ or of registration of the Common Stock under the Exchange Act.

(vii) No brokerage or finder’s fees or commissions are or will be payable by the Borrower or any of its affiliates or representatives to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Amendment. The Lenders shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4(a)(vii) that may be due in connection with the transactions contemplated hereby.

(viii) Assuming the accuracy of the representations and warranties of each Lender set forth in Section 4(b) of this Agreement, no registration under the Securities Act or any state securities laws is required for the offer and issuance of the or the issuance of the Convertible Notes, the Conversion Shares, the Subordinated Notes (including any related guaranties), the Subordinated Conversion Shares or the shares of Common Stock issuable upon conversion of the Subordinated Conversion Shares by the Borrower. Subject to the satisfaction of the Approval Conditions, the amendments and transactions contemplated hereby, including the issuance and sale of the Conversion Shares, the Subordinated Conversion Shares and the shares of Common Stock issuable upon conversion of the Subordinated Conversion Shares do not contravene, or require any stockholder approval, pursuant to Applicable Laws or the rules and regulations of NASDAQ. Notwithstanding anything to the contrary contained in the Loan Documents, the Convertible Notes and the Conversion Shares will not contain or be subject to any legend or stop transfer instructions restricting the sale or transferability thereof. Assuming the accuracy of the representations and warranties of each Lender set forth in Section 4(b) of this Agreement, each Lender’s holding period for the Convertible Notes for purposes of Rule 144 under the Securities Act shall be deemed to have commenced on the Agreement Date.

(ix) Each of the representations and warranties set forth in Section 3.1 of the Facility Agreement and set forth in any other existing Loan Document are true, correct and complete in all material respects (without duplication of any materiality qualifier contained therein) as of the First Amendment Date (in each case, as if made on such date), except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representation or warranty is true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).

(x) All Obligations constitute senior secured Indebtedness entitled to the benefits of the subordination and/or intercreditor provisions contained in the applicable subordination and/or intercreditor agreements governing any subordinated Indebtedness.

(xi) The security interests and Liens granted in the Collateral pursuant to the Loan Documents (A) constitute valid and continuing perfected security interests and Liens in all of the Grantors’ rights in the Collateral (other than motor vehicles owned by the Loan Parties and used by employees of the Loan Parties in the ordinary course of business and Commercial Tort Claims with a value of $25,000 or less) in favor of Agent (for the benefit of the Secured Parties) as collateral security for the Obligations, enforceable in accordance with the terms of the Facility Agreement and the Security Agreement; and (B) shall be prior to all other Liens on the Collateral except for Permitted Liens having priority over Agent’s Lien by operation of law, in each case, except as expressly stated otherwise in Section 4.2 of the Security Agreement or in the Facility Agreement.

(b) Representations and Warranties of the Lenders. Each Lender hereby severally represents and warrants to each Loan Party as follows as of the date hereof and as of the First Amendment Effective Date:

(i) Such Lender is validly existing as a limited partnership and is in good standing under the laws of the jurisdiction of its formation. Such Lender has full power and authority to (to (x) enter into, and perform its obligations under, this Amendment and the other Loan Documents (as shall be amended hereby upon date of this Agreement and the First Amendment Effective Date, as applicable) and consummate the transactions contemplated under this Amendment and the other Loan Documents (as shall be amended hereby upon the date of this Agreement and the First Amendment Effective Date, as applicable).

(ii) The execution, delivery and performance of this Amendment has been duly authorized by such Lender. This Amendment has been duly executed and delivered by such Lender and constitutes, and each of the other Loan Documents (as shall be amended hereby on the date of this Agreement and the First Amendment Effective Date, as applicable) to which such Lender is party will constitute, a valid, legal and binding obligation of such Lender, enforceable against such Lender in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles. The execution, delivery and performance by such Lender of this Amendment and the other Loan Documents (as shall be amended hereby on the date of this Agreement and the First Amendment Effective Date, as applicable) to which such Lender is party and the consummation of the transactions contemplated herein and therein will not (A) result in any violation of or conflict with the provisions of the Organizational Documents of such Lender, or (B) result in the violation of any judgment, order, rule, regulation or decree of any Governmental Authority to which such Lender is subject, except, with respect to this clause (B) only, as could not reasonably be expected, individually or in the aggregate, to materially and adversely affect such Lender’s ability to perform its obligations under this Amendment or consummate the transactions contemplated hereby on a timely basis. Except as expressly contemplated hereby or by the Subordinated Loan Agreement, no consent, approval, Authorization or order of, or registration or filing with any Governmental Authority is required for (i) the execution, delivery or performance by such Lender of this Amendment, and (ii) the consummation by such Lender of the transactions contemplated hereby.

(iii) Such Lender has held such Lender’s Loan Note of record and beneficially for a period of at least one year and is not, and during the three-month period prior to the date hereof has not been, an Affiliate of the Borrower.

(iv) Such Lender is the record and beneficial owner of, and has good and valid title to, such Lender’s Loan Note, free and clear of all Liens, and has full power to dispose thereof and to exercise all rights thereunder (other than as restricted by this Amendment, the Loan Notes and the Facility Agreement).

(v) Each of the representations and warranties set forth in Section 3.3 of the Facility Agreement are true, correct and complete in all material respects (without duplication of any materiality qualifier contained therein) as of the First Amendment Effective Date (in each case, as if made on such date), except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representation or warranty is true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).

SECTION 5. Covenants.

(a) On and after the First Amendment Effective Date, the Borrower shall at all times reserve and keep available, free of preemptive or similar rights, a sufficient number of shares of Common Stock for the purpose of enabling the Borrower to issue all of the Conversion Shares issuable pursuant to the Convertible Notes, assuming at any time that all future conversion of the Convertible Notes are effected at the Floor Price (as defined in the Convertible Notes).

(b) The Borrower shall take such action, if any, as is necessary in order to obtain an exemption for, or to qualify the Conversion Shares for, issuance and sale to the Lenders under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any of the Lenders.

(c) The Borrower shall be responsible for paying all Other Taxes imposed on the issuance of any Conversion Shares.

(d) The Borrower shall comply with its obligations under Section 5.1(x) of the Subordinated Loan Agreement in all respects.

(e) At or prior to 8:30 a.m. (New York City time) on the third (3rd) Business Day following the date of this Amendment, the Borrower shall file a Form 8-K with the SEC describing the terms of the transactions contemplated by this Amendment and the Subordinated Loan Documents entered into on the date of this Amendment and including as exhibits to such Form 8-K this Amendment and the Subordinated Loan Agreement (such Form 8-K, the “Announcing Facility Amendment Form 8-K”). At or prior to 8:30 a.m. (New York City time)

on the first (1st) Business Day following the First Amendment Effective Date or any termination of this Amendment and such Subordinated Loan Agreement, the Borrower shall file a Form 8-K with the SEC describing the consummation of the applicable transactions contemplated by this this Amendment and the Subordinated Loan Agreement that occurred on the First Amendment Effective Date or such termination, as applicable (such Form 8-K, the “Closing Facility Amendment Form 8-K”), and disclosing any other then presently material non-public information (if any) provided or made available to any Secured Party (or any such Secured Party’s agents or representatives) by the Borrower or any other Loan Party on or prior to the filing of the Closing Facility Amendment Form 8-K. Subject to the foregoing, after the filing of the Closing Facility Amendment Form 8-K, no Loan Party will issue any press releases or any other public statements with respect to the transactions contemplated by this Amendment or such Subordinated Loan Documents or disclosing the name of any Secured Party without the prior consent of such Secured Party; provided, however, that the Borrower will be entitled, without the prior approval of any Secured Party, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with, or derived from the same information contained in, the Announcing Facility Amendment Form 8-K or the Closing Facility Amendment Form 8-K or the proxy materials filed with the SEC in connection with obtaining the Stockholder Approval, or (ii) as is required by Applicable Law and regulations (provided that each Secured Party will be consulted by the Borrower in connection with any such press release or other public disclosure prior to its release and will be provided with a copy thereof by the Borrower, other than periodic reports required by the Exchange Act to be made with the SEC, which Borrower may file without such consultation or notice). Upon each of (X) the Borrower’s filing with the SEC of its definitive proxy statement in connection with obtaining the Stockholder Approval, and (Y) the Borrower’s filing with the SEC of the Closing Facility Amendment Form 8-K, no Secured Party shall be in possession of any material nonpublic information received from the Borrower or any other Loan Party or any of its or their respective officers, directors, employees or agents on behalf of the Borrower or any other Loan Party in connection with the transactions contemplated by this Amendment prior to the date of such filing. After giving effect to the filing of the Closing Facility Amendment Form 8-K, the Borrower expressly acknowledges and agrees that no Secured Party shall have any duty of trust or confidence with respect to, or duty not to trade in any securities on the basis of, any material nonpublic information regarding the Borrower that is otherwise possessed (or continued to be possessed) by any Secured Party that was received from the Borrower or any other Loan Party or any of its or their respective officers, directors, employees or agents on behalf of the Borrower or any other Loan Party in connection with the transactions contemplated by this Amendment. For the avoidance of doubt, each of the parties to this Amendment acknowledges and agrees that no Lender nor any Affiliate of any Lender shall be deemed to be in possession of any material nonpublic information provided to Agent unless and until Agent actually provides such information to such Lender or Affiliate thereof (as applicable). For the avoidance of doubt, nothing in this 5(d) shall limit, or otherwise affect the provisions of, Section 5.1(r) of the Facility Agreement (including in respect of the period between the date of this Agreement and the First Amendment Effective Date).

(f) After the First Amendment Effective Date, the Borrower shall file a Registration Statement covering the resale by the Lenders of the shares of Common Stock issuable upon conversion of the Subordinated Conversion Shares (or directly upon conversion of the Subordinated Notes) as contemplated by, in accordance with, the Registration Rights Agreement as amended hereby upon the First Amendment Effective Date); provided that, such Registration Statement shall be filed not later than the first registration statement filed by the Borrower with the SEC in respect of any other shares of Common Stock issuable upon conversion of the Subordinated Conversion Shares (or directly upon conversion of the Subordinated Notes). For the avoidance of doubt, the Borrower acknowledges and agrees that the Investors (as defined in the Registration Rights Agreement) shall be entitled to registration rights in respect of such shares of Common Stock on the same terms, and pursuant to and in accordance with, the Registration Rights Agreement, and the Registration Rights Agreement shall be deemed amended as of the First Amendment Effective Date as shall be necessary to give effect to the foregoing.

SECTION 6. Efforts; Termination. Each of the Loan Parties agrees to use its reasonable best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable to satisfy the conditions to the effectiveness of the amendments to the Facility Agreement and the other Loan Documents set forth herein prior to the Termination Date (as defined below). This Amendment shall terminate, and be of no further force or effect, upon the earlier (such earlier date, the “Termination Date”) of (a) the termination or expiration of the Subordinated Loan Agreement prior to the funding of the “Initial Disbursement” (as defined in the Subordinated Loan Agreement) and (b) February 25, 2019 if each of the “Initial Disbursement Date” (as defined in the Subordinated Loan Agreement) and the First Amendment Effective Date have not occurred on or prior to such date; provided, however, that, the Immediately Effective Amendments and the Loan Parties’ obligations under Section 7 (Fees, Costs and Expense Reimbursement), Section 13 (Governing Law) and Section 17 (Release) shall survive any such termination and remain in full force and effect.

SECTION 7. Fees, Costs and Expense Reimbursement. In connection with the Agent and the Lenders party hereto agreeing to enter into this Amendment and provide the accommodations hereunder, the Loan Parties agree to pay on the date of this Amendment all fees, costs and expenses (including attorneys’ fees) incurred by the Secured Parties in connection with this Amendment and any other Loan Document and the transactions contemplated hereby and thereby.

SECTION 8. Captions. Captions used in this Amendment are for convenience only and shall not modify or affect the interpretation or construction of this Amendment or any of its provisions.

SECTION 9. Counterparts. This Amendment may be executed in several counterparts, and by each party hereto on separate counterparts, each of which and any photocopies, facsimile copies and other electronic methods of transmission thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.

SECTION 10. Severability. If any provision of this Amendment shall be invalid, illegal or unenforceable in any respect under any Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

SECTION 11. Entire Agreement. This Amendment and the other Loan Documents (including as shall be amended hereby on the First Amended Effective Date) contain the entire understanding among the parties hereto with respect to the matters covered hereby and thereby and supersede any and all other written and oral communications, negotiations, commitments and writings with respect thereto.

SECTION 12. Successors; Assigns. This Amendment shall be binding upon Borrower, the Loan Parties, the Lenders and Agent and their respective successors and assigns, and shall inure to the benefit of Borrower, the Loan Parties, the Lenders, Agent and the other Secured Parties and the successors and assigns of the Lenders, Agent and the other Secured Parties. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents, except as expressly provided in Section 17 hereof and Section 6.11 of the Facility Agreement. No Loan Party may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of Agent and each Lender, and any prohibited assignment or transfer shall be absolutely void ab initio.

SECTION 13. Governing Law; Etc. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE. Section 6.4 of the Facility Agreement is incorporated herein, mutatis mutandis.

SECTION 14. Reaffirmation and Ratification.

(a) Each Loan Party hereto as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants Liens in its property or otherwise acts as accommodation party or guarantor, as the case may be pursuant to the Loan Documents, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Facility Agreement and each other Loan Document to which it is a party (after giving effect hereto) and (ii) ratifies and reaffirms all Liens and security interests granted in such Loan Party’s property and assets pursuant to any Loan Documents and all guarantees of the Obligations under the Loan Documents (and the validity and enforceability thereof) and confirms and agrees and acknowledges that such Liens, security interests and guarantees, and all Collateral heretofore pledged as security for the Obligations, continue to be and remain Collateral and security for the Obligations from and after the date hereof. Each Loan Party hereto hereby consents to this Amendment and acknowledges that the Facility Agreement and each other Loan Document remains in full force and effect and is hereby ratified and reaffirmed. The execution and delivery of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, the Lenders or any other Secured Party, constitute a waiver of any provision of the Facility Agreement or any other Loan Document or serve to effect a novation of any obligations (including the Obligations).

(b) Each Loan Party hereby ratifies, reaffirms and confirms each Loan Document to which it is a party, and its payment and performance obligations, contingent or otherwise, thereunder and does hereby acknowledge that any rights granted thereby in favor of Agent (for its benefit and the benefit of the other Secured Parties) are and shall remain in full force and effect subsequent to the date of this Amendment and the First Amendment Effective Date, as though each such Loan Document was executed in full by such Loan Party as of the date hereof, subject to any amendments made to the Loan Documents pursuant to this Amendment on the the date of this Amendment or the First Amendment Effective Date. Each Loan Party also hereby ratifies, reaffirms and confirms all prior and/or concurrent grants of security interests and Liens or “control” (within the meaning of Articles 8 and 9 under the applicable UCC, “Control”) in favor of Agent or any other Secured Party in all of such Loan Party’s right, title, and interest in, to, and under the Collateral under each Loan Document.

(c) Each Loan Party confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Agent or any Secured Party or to grant to Agent or any other Secured Party a security interest in or Lien on, any collateral (including the Collateral) or to provide Control to Agent or any other Secured Party as security for the obligations (including the Obligations) of any Loan Party, as the case may be, from time to time existing in respect of the Facility Agreement (as amended hereby), or any other Loan Document, such pledge or assignment or grant of the security interest or Lien or Control is hereby ratified, reaffirmed and confirmed in all respects, and shall constitute and be deemed a pledge or assignment or grant of the security interest or Lien or Control under the Facility Agreement and the other Loan Documents. Without limiting the generality of the foregoing, each Loan Party hereby confirms and agrees that any security interest or Lien granted (or Control provided) in any Loan Document shall secure the obligations (including the Obligations) under the Facility Agreement and the other Loan Documents, as applicable. Each Loan Party hereby further ratifies, reaffirms and confirms the validity and enforceability of all of the Liens and security interests heretofore granted and Control provided, pursuant to and in connection with any Loan Document, to Agent or any other Secured Party, as collateral security for the obligations (including the Obligations) under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests and Control, and all Collateral heretofore pledged as security for such obligations (including the Obligations), continue to be and remain collateral for such obligations (including Obligations) from and after the date hereof.

SECTION 15. Effect on Loan Documents.

(a) The Loan Documents (including as shall be amended hereby on the date of this Amendment and the First Amendment Effective Date), shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except with respect to the modifications and amendments expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Facility Agreement or any other Loan Document. Except for the amendments to the Facility Agreement and other Loan Documents expressly set forth herein, the Facility Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The amendments, modifications and other agreements set forth herein are limited to the specified provisions hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further or other matter under the Loan Documents and shall not be construed as an indication that any waiver of covenants or any other provision of the Facility Agreement or other Loan Party will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by Borrower or any other Loan Party remains in the sole and absolute discretion of the Agent and the Lenders.

(b) Upon and after the effectiveness of this Amendment, each reference in the Facility Agreement (the Exhibits thereto), the Loan Notes, the Warrants and the Registration Rights Agreement to “this Amendment,” “hereunder,” “herein,” “hereof” or words of like import referring to the Facility Agreement (and the applicable Exhibits thereto), the Loan Notes, the Warrants or the Registration Rights Agreement and each reference in the other Loan Documents to “the Facility Agreement,” “Schedule 3.1(y) to the Facility Agreement,” “Exhibit I to the Facility Agreement,” “Exhibit 2.7 to the Facility Agreement,” “the Loan Notes,” “the Warrants,” “the Registration Rights Agreement,” “thereunder,” “therein,” “thereof” or words of like import referring to the Facility Agreement, Schedule 3.1(y) to the Facility Agreement, Exhibit I to the Facility Agreement, Exhibit 2.7 to the Facility Agreement, the Loan Notes, the Warrants or the Registration Rights Agreement, shall mean and be a reference to the Facility Agreement, Schedule 3.1(y) to the Facility Agreement, Exhibit I to the Facility Agreement, Exhibit 2.7 to the Facility Agreement, the Loan Notes, the Warrants or the Registration Rights Agreement, in each case, as modified and amended hereby.

(c) To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Facility Agreement, Schedule 3.1(y) to the Facility Agreement, Exhibit I to the Facility Agreement, Exhibit 2.7 to the Facility Agreement, the Loan Notes, the Warrants or the Registration Rights Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Facility Agreement, Schedule 3.1(y) to the Facility Agreement, Exhibit I to the Facility Agreement, Exhibit 2.7 to the Facility Agreement, the Loan Notes, the Warrants and the Registration Rights Agreement, in each case, as modified and amended hereby.

(d) This Amendment is a Loan Document.

SECTION 16. Guarantors’ Acknowledgment and Agreement. Although the Guarantors party hereto have been informed of the matters set forth herein and have agreed to the same, each such Guarantor understands, acknowledges and agrees that none of the Secured Parties has any obligations to inform such Guarantor of such matters in the future or to seek such Guarantor’s acknowledgment or agreement to future amendments, restatements, supplements, changes, modifications, waivers or consents, and nothing herein shall create such a duty.

SECTION 17. Release.

(a) As of the date of this Amendment, each Loan Party, for itself and on behalf of its successors, assigns and Subsidiaries, and such Loan Parties’ and their Subsidiaries’ officers, directors and employees, and any Person acting for or on behalf of, or claiming through it (collectively, the “Releasing Persons”), hereby waives, releases, remises and forever discharges each Secured Party, each of their respective Affiliates and successors in title, and officers, directors, limited partners, general partners, investors, employees, attorneys, assigns, subsidiaries, shareholders, trustees, agents and financial advisors of the foregoing Persons (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, amounts paid in settlement, debts, deficiencies, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Releasing Persons ever had from the beginning of the world until (and including) the date of this Amendment which relates, directly or indirectly, to the Facility Agreement, any other Loan Document, the Stock owned by any Releasee or to any acts or omissions of any such Releasee with respect to the Facility Agreement or any other Loan Document.

(b) Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this Amendment shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above in this Section 17 may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Loan Party, for itself and on behalf of each other Releasing Person, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release in this Section 17. Each Loan Party further agrees that it shall not dispute the validity or enforceability of this Amendment (including this Section 17). If any Loan Party or any other Releasing Person breaches or otherwise violates the foregoing covenant and provisions, each Loan Party, for itself and its Releasing Persons, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees, expenses and costs and any other fees, expenses and costs incurred by such Releasee as a result of such breach or violation.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the first day written above.

BORROWER:

MELINTA THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ John H. Johnson
Name: John H. Johnson
Title: Interim Chief Executive Officer

OTHER LOAN PARTIES:

MELINTA SUBSIDIARY CORP.,
a Delaware corporation

By:	/s/ John H. Johnson
Name: John H. Johnson
Title: Interim Chief Executive Officer

CEMPRA PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/ John H. Johnson
Name: John H. Johnson
Title: Interim Chief Executive Officer

CEM-102 PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/ John H. Johnson
Name: John H. Johnson
Title: Interim Chief Executive Officer

[Signature Page to First Amendment to Facility Agreement]

REMPEX PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/ John H. Johnson
Name: John H. Johnson
Title: Interim Chief Executive Officer

TARGANTA THERAPEUTICS CORPORATION,
a Delaware corporation

By:	/s/ John H. Johnson
Name: John H. Johnson
Title: Interim Chief Executive Officer

[Signature Page to First Amendment to Facility Agreement]

LENDERS:

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

		By:	/s/ David J. Clark
		Name:	David J. Clark
		Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By:	Deerfield Mgmt III, L.P.
General Partner

	By:	J.E. Flynn Capital III, LLC
General Partner

		By:	/s/ David J. Clark
		Name:	David J. Clark
		Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By:	Deerfield Mgmt IV, L.P.
General Partner

	By:	J.E. Flynn Capital IV, LLC
General Partner

		By:	/s/ David J. Clark
		Name:	David J. Clark
		Title:	Authorized Signatory

[Signature Page to First Amendment to Facility Agreement]

AGENT:

CORTLAND CAPITAL MARKET SERVICES LLC

By:	/s/ Winnalynn N. Kantaris

Name: Winnalynn N. Kantaris
Title: Associate General Counsel

[Signature Page to First Amendment to Facility Agreement]

SCHEDULE II

Convertible Note Amounts

Deerfield Private Design Fund IV, L.P.	$101,594,69.31
Deerfield Private Design Fund III, L.P.	$30,781,340.66
Deerfield Special Situations Fund, L.P.	$15,398,059.03
Total	$147,774,079.00

EXHIBIT B

Form of Convertible Notes

EXHIBIT B

FORM OF

AMENDED AND RESTATED SENIOR SECURED CONVERTIBLE NOTE

THIS NOTE IS BEING AMENDED AND RESTATED AS PART OF AND PURSUANT TO A PLAN OR RECAPITALIZATION AND REORGANIZATION OF THE COMPANY DESCRIBED IN SECTION 368(a)(1)(E) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED.

Lender: Principal Amount: Agreement Date/Original Issuance Date: January 5, 2018 First Amendment Effective Date: [•], 2019	Principal: U.S. $

FOR VALUE RECEIVED, the undersigned, MELINTA THERAPEUTICS, INC., a Delaware corporation (the “Company”), hereby unconditionally promises to pay to the Lender set forth above or its registered assigns (the “Holder”) the Principal Amount set forth above, or, if less, the aggregate unpaid Principal of the Loan (as defined in the Facility Agreement referred to below) of the Holder to the Company, payable at such times and in such amounts as are specified in the Facility Agreement.

The Company promises to pay interest on the outstanding Principal of the Loan, any overdue interest and all other Obligations (as defined in the Facility Agreement referred to below) from and after the Agreement Date until such outstanding Principal of the Loan, any overdue interest and all other Obligations are paid in full, payable at such times and at such interest rates as are specified in the Facility Agreement. The Company promises to pay any Exit Fee, Prepayment Fee or any other fee that is due on the Loan or the other Obligations in accordance with the Facility Agreement. Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

Principal and interest (and any Exit Fee or Prepayment Fee) are payable in cash in Dollars to the Holder in the manner set forth in the Facility Agreement; provided, however, that in lieu of making any payment of interest in cash (but not interest payable in connection with any Event of Default or late payment hereunder or any other interest payable pursuant to Section 2.8 of the Facility Agreement) and subject to the conditions set forth in Section 2.7 of the Facility Agreement and Exhibit 2.7 to the Facility Agreement, the Company may elect to satisfy all or any such payment by the issuance to the Lender of shares of Freely Tradable Shares (as defined in such Exhibit 2.7) in accordance with the provisions of such Exhibit 2.7.

The Principal evidenced by this Amended and Restated Senior Secured Convertible Note (this “Note”) was originally evidenced by a Loan Note dated January 5, 2018 (the “Original Note”) under the Original Facility Agreement (as defined below), which Original Note was amended and restated as this Note on the First Amendment Effective Date (as defined in the Facility Agreement), and this Note is one of the “Notes” referred to in, and is entitled to the benefits of, the Facility Agreement, dated as of January 5, 2018 (the “Original Facility Agreement”), and as amended by Amendment No. 1 thereto dated as of January 31, 2019 (the “Amendment Date”) and effective as of the Amendment Date and the First Amendment Effective Date, as applicable (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Facility Agreement”), by and among the Company, the other Loan Parties party thereto, the Lenders party thereto and Cortland Capital Market Services LLC, as agent for itself and the other Secured Parties (in such capacity, together with its successors and assigns, the “Agent”), and the other Loan Documents. Capitalized terms used herein without definition are used as defined in the Facility Agreement.

The Facility Agreement, among other things, (a) provides for the making of a Loan by the Holder to the Company in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of the Company resulting from such Loan being evidenced by this Note and (b) contains provisions for acceleration of the maturity of the unpaid Principal of this Note (and all other Obligations (including the Obligations) evidenced hereby) upon the happening of certain stated events and also for prepayments pursuant to Sections 2.3 and 5.3 of the Facility Agreement on account of the Principal hereof prior to the maturity hereof upon the terms and conditions specified therein. The maximum aggregate principal amount of Loans and Disbursements in respect of which the Convertible Notes shall be convertible (including by amendment and restatement of the Loan Notes) shall not exceed $74,000,000.

1.Definitions.

(a) Certain Defined Terms. For purposes of this Note, the following terms shall have the following meanings:

(i) “4.985% Cap” has the meaning set forth in Section 2(f).

(ii) “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder. As used in this definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other ownership interest, by contract, or otherwise.

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(iii) “Closing Price” for any security as of any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid and ask prices or, if more than one in either case, the average of the average last bid and the average last ask prices) on such date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the relevant security is traded. If the security is not listed for trading on a U.S. national or regional securities exchange on the relevant Trading Day, then the Closing Price will be the last quoted bid price per share for the security in the over-the-counter market on the relevant Trading Day as reported by the OTC Markets Group, Inc. or similar organization. If the relevant security is not so quoted, then the Closing Price will be the average of the mid-point of the last bid and ask prices per share for the relevant security on the relevant date from at least three nationally recognized independent investment banking firms selected by the Company for this purpose. The Closing Price will be determined without regard to after-hours trading or any other trading outside of the regular trading hours.

(iv) “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(v) “Conversion Amount” means the portion of the Principal to be converted.

(vi) “Conversion Date” means the date of delivery via facsimile or electronic mail of a Conversion Notice.

(vii) “Conversion Price” means, as of any Conversion Date, the greater of (A) {INSERT: $1.03, appropriately adjusted to reflect any Stock Event occurring after the Amendment Date and on or prior to the First Amendment Effective Date}, appropriately adjusted to reflect any Stock Event occurring after the First Amendment Effective Date (the “Floor Price”), and (B) 95% of the lesser of (I) the Closing Price of the Common Stock on the Trading Day immediately preceding the Conversion Date and (II) the arithmetic average of the Volume Weighted Average Price of the Common Stock on each of the three (3) Trading Days immediately preceding the Conversion Date (the “Measurement Period”); provided, that in the event that a stock split, stock combination, reclassification, payment of stock dividend, recapitalization or other similar transaction of such character that the Shares shall be changed into or become exchangeable for a larger or smaller number of shares (a “Stock Event”) is consummated during the Measurement Period, then the Volume Weighted Average Price for all Trading Days during the Measurement Period prior to the effectiveness of the Stock Event shall be appropriately adjusted to reflect such Stock Event. For the avoidance of doubt, if a Stock Event occurs on a Conversion Date, the Conversion Price (including, for the avoidance of doubt the Closing Price referred to in clause (B)(I) above if it does not reflect such Stock Event) shall be appropriately adjusted to reflect such Stock Event.

(viii) “Conversion Rate” means the Conversion Amount divided by the Conversion Price.

(ix) “Conversion Shares” means fully paid and nonassessable shares of Common Stock.

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(x) “Interest” means any interest (including any default interest) accrued on the Principal pursuant to the terms of this Note and the Facility Agreement.

(xi) “Market Disruption Event” means, with respect to any Trading Day and any security, (a) a failure by the Principal Market to open for trading during its regular trading session, (b) the occurrence or existence prior to 1:00 p.m., New York City time, on such day for such securities for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant securities exchange or otherwise) in such securities or in any options, contracts or future contracts relating to such securities, or (c) the suspension of trading for the one-half hour period ending on the scheduled close of trading on such day (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in such securities.

(xii) “Measurement Period” shall have the meaning set forth in the definition of “Conversion Price.”

(xiii) “Principal” means the outstanding principal amount of this Note as of any date of determination.

(xiv) “Principal Market” means the principal U.S. securities exchange or trading market for the Common Stock, which as of the First Amendment Effective Date is {INSERT: the Nasdaq Global Market or the Nasdaq Global Select Market, as applicable}.

(xv) “Required Holders” means, as of any date of determination, holders of Notes representing more than 50% of the aggregate Principal of the Notes outstanding as of such date.

(xvi) “SEC” means the United States Securities and Exchange Commission.

(xvii) “Securities Act’ means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

(xviii) “Shares” means shares of Common Stock.

(xix) “Trading Day” means any day on which the Common Stock is traded for any period on the Principal Market; provided, that for purposes of the definition of “Conversion Shares,” Trading Day shall not include any Trading Day on which there is a Market Disruption Event.

(xx) “Volume Weighted Average Price” for any security as of any Trading Day means (a) the volume weighted average sale price of such security on the principal U.S. national or regional securities exchange on which such security is traded as reported by Bloomberg Financial Markets or an equivalent, reliable reporting service mutually acceptable to (and hereinafter designated by) the Company and the Required Holders (“Bloomberg”), or (b) if no volume weighted average sale price is reported for such security, then the closing (last sale) price per share of such security as reported by Bloomberg, or, if no closing price per share is

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reported for such security by Bloomberg, the average of the last bid and last ask price (or if more than one in either case, the average of the average last bid and average last ask prices) on such Trading Day as reported in the composite transactions for the principal U.S. national or regional securities exchange on which such security is traded. If the security is not listed for trading on a U.S. national or regional securities exchange on the relevant Trading Day, then the Volume Weighted Average Price will be the average of the mid-point of the last bid and last ask prices of the security in the over-the-counter market on the relevant Trading Day as reported by the OTC Markets Group or similar organization. If the Volume Weighted Average Price cannot be calculated for such security on such date in the manner provided above, the Volume Weighted Average Price shall be the fair market value as mutually determined by the Company and the holders of a majority in interest of the Notes being converted (based on the Principal being converted by each such holder) for which the calculation of the Volume Weighted Average Price is required in order to determine the Conversion Price of such Notes. The Volume Weighted Average Price will be determined without regard to after-hours trading or any other trading outside of the regular trading hours.

2. Conversion Rights. The Principal may be converted, in whole or in part, into Conversion Shares on the terms and conditions set forth in this Section 2. For the avoidance of doubt, the Conversion (as defined below) of Principal hereunder shall not affect the obligation of the Company to pay all Interest that has accrued on such converted Principal prior to the Conversion Date.

(a) Conversion at Option of the Holder. At any time prior to the close of business on the second (2nd) Business Day immediately prior to the Maturity Date (as defined in the Facility Agreement), subject to the 4.985% Cap and the Conversion Cap (each as defined below), the Holder shall be entitled to convert any part of the outstanding Principal into Conversion Shares in accordance with this Section 2 at the Conversion Rate (as defined in Section 2(b)). The Company shall not issue any fraction of a Share upon any Conversion. If the issuance would result in the issuance of a fraction of a Share, then the Company shall round such fraction of a Share up or down to the nearest whole Share (with 0.5 rounded up).

(b) Conversion Rate. The number of Conversion Shares issuable upon a Conversion of any portion of this Note pursuant to Section 2 shall be determined according to the following formula:

Number of Conversion Shares = Conversion Amount / Conversion Price

(c) Mechanics of Conversion. The conversion of Principal (“Conversion”) shall be conducted in the following manner, in each case subject to the 4.985% Cap and the Conversion Cap:

(i) Holder’s Delivery Requirements. To convert a Conversion Amount into Conversion Shares pursuant to Section 2(a) above on any date, the Holder shall transmit by facsimile or electronic mail (or otherwise deliver), for receipt on or prior to 5:00 p.m. New York City time on such date, a copy of a conversion notice in the form attached hereto as Exhibit A (the “Conversion Notice”) to the Company (Attention: __________, Fax: (___) ___-_____, Email: _________@________.com), setting forth the Conversion Amount and, to the extent that any Conversion Shares are to be issued in the name of a Person other than the Holder, the name and address of such Person and the number of Conversion Shares issuable in the name of such Person.

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(ii) Company’s Response. Upon receipt or deemed receipt by the Company of a copy of a Conversion Notice, the Company (I) shall promptly send, via electronic mail a confirmation of receipt of such Conversion Notice to the Holder and the Company’s designated transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein, and (II) on or before the second (2nd) Business Day following the date of receipt or deemed receipt by the Company of such Conversion Notice (or, if earlier, the end of the then standard settlement period for U.S. broker-dealer securities transactions) (the “Share Delivery Date”), credit such aggregate number of Conversion Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal at Custodian (“DWAC”) system. For purposes of the receipt or deemed receipt of a Conversion Notice, if the Company receives such Conversion Notice after 5:00 p.m. New York City time, it will be deemed to have received such Conversion Notice on the next Business Day. For purposes of Rule 144 under the Securities Act, any Conversion Shares issued to the Holder shall be deemed to have been acquired by the Holder on the Agreement Date (the date this Note was originally issued). The Conversion Shares issued upon any conversion of this Note, will not contain or be subject to a legend or stop transfer order restricting the resale or transferability of thereof or otherwise be subject to any restriction on transfer imposed by or on behalf of the Transfer Agent or the Company (except as expressly provided in Section 2(g) of this Note).

(iii) Dispute Resolution. In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the Holder the number of Conversion Shares that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Holder via electronic mail within two (2) Business Days of receipt or deemed receipt of the Holder’s Conversion Notice or other date of determination. If the Holder and the Company are unable to agree upon the determination of the Conversion Price or arithmetic calculation of the Conversion Rate within two (2) Business Days of such disputed determination or arithmetic calculation being transmitted to the Holder, then the Company shall, within two (2) Business Days, submit via electronic mail (A) the disputed determination of the Closing Price or the Volume Weighted Average Price of the Company’s Common Stock to an independent, reputable investment bank selected by the Company and approved by Holder, which approval shall not be unreasonably withheld, or (B) the disputed arithmetic calculation of the Conversion Price or the Conversion Rate to the Company’s independent registered public accounting firm, as the case may be. The Company shall use its reasonable best efforts to cause the investment bank or the accounting firm, as the case may be, to perform the determination or calculation and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determination or calculation. Such investment bank’s or accounting firm’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The fees and expenses of such investment bank or accounting firm shall be paid by the Company. Notwithstanding the existence of a dispute contemplated by this paragraph, if requested by Holder, the Company shall issue to Holder the Conversion Shares, if any, that are not in dispute in accordance with the terms hereof.

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(iv) Record Holder. The person or persons entitled to receive the Conversion Shares issuable upon a Conversion shall be treated for all purposes as the legal and record holder or holders of such Conversion Shares upon the Conversion Date, or in the case of Conversion Shares the issuance of which is subject to a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(c)(iii), the first (1st) Business Day after the resolution of such bona fide dispute.

(v) Company’s Failure to Timely Convert.

(A) Cash Damages. If by the Share Delivery Date, the Company shall fail to credit the Holder’s or its designee’s balance account with DTC with the applicable number of Conversion Shares (free of any restrictive legend, provided the Unrestricted Condition is satisfied) (a “Delivery Failure”), then, in addition to all other available remedies that the Holder may pursue hereunder and under the Facility Agreement, the Company shall pay additional damages to the Holder for each day after the Share Delivery Date such conversion is not timely effected in an amount equal to one and one-half percent (1.5%) of the product of (I) the number of Conversion Shares not issued to the Holder or its designee on or prior to the Share Delivery Date and to which the Holder is entitled and (II) the Volume Weighted Average Price of the Common Stock on the Share Delivery Date. Alternatively in lieu of the foregoing damages, at the written election of the Holder made in the Holder’s sole discretion, if, on or after the applicable Conversion Date, the Holder purchases (in an open market transaction or otherwise) Shares to deliver in satisfaction of a sale by such Holder of Conversion Shares that such Holder anticipated receiving from the Company (such purchased Shares, “Buy-In Shares”), the Company shall (A) pay to the Holder the amount by which (I) such Holder’s total purchase price (including brokerage commissions, if any) for such Buy-In Shares exceeds (II) the net proceeds received by the Holder from the sale of the number of Conversion Shares the Holder was entitled to receive but had not received on the Share Delivery Date, and (B) at the option of the Holder, by notice to the Company made via electronic mail prior to receipt by Holder of the Conversion Shares, either reinstate the portion of this Note and equivalent number of Conversion Shares for which such conversion was not honored or deliver to the Holder the number of Common Shares that would have been issued had the Company timely complied with its conversion and delivery obligations hereunder. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Common Shares upon conversion of this Note as required pursuant to the terms hereof.

(B) Void Conversion Notice. If for any reason the Holder has not received all of the Conversion Shares to which it is entitled prior to the tenth (10th) Business Day after the Share Delivery Date with respect to a Conversion (a “Conversion Failure”), then the Holder, upon written notice to the Company (a “Void Conversion Notice”), may void its Conversion with respect to, and retain or have returned, as the case may be, any portion of Principal that has not been converted pursuant to the Holder’s Conversion Notice; provided, that

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the voiding of the Holder’s Conversion Notice shall not affect the Company’s obligations to make any payments that have accrued prior to the date of such notice pursuant to Section 2(c)(v)(A) or otherwise. A Conversion Failure shall constitute an Event of Default under the Facility Agreement and entitle the Holder to all payments and remedies provided under the Facility Agreement upon an Event of Default.

(vi) Book-Entry. Upon Conversion or repayment of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company. In such event, the Company shall update Schedule I hereto and send such updated schedule to the Holder. Notwithstanding the foregoing, (A) if this Note is converted or repaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Company, whereupon the Company will promptly issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder may request, representing in the aggregate the remaining Principal represented by this Note, and (B) upon any Conversion or repayment of this Note in full, this Note shall be surrendered to the Company for cancellation as provided in Section 9. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion or repayment of any portion of this Note, the Principal of this Note may be less than the “Principal Amount” stated on the face hereof.

(d) Taxes. Subject to the terms of the Facility Agreement, all payments will be free and clear of, and without deduction or withholding for, any present or future taxes. Without limiting the foregoing, the Company shall pay any and all taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like of the Holder) that may be payable with respect to the issuance and delivery of Conversion Shares upon the conversion of this Note. The Company shall pay all and any costs (administrative or otherwise) imposed by the Company’s banks, clearing houses, or any other financial institution, in connection with making any payments or issuing any Conversion Shares hereunder.

(e) Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized but unissued Shares solely for the purpose of effecting Conversions of this Note, such number of Shares as shall from time to time be sufficient to effect the Conversion of this Note (without giving effect to the 4.985% Cap but giving effect to the Conversion Cap), assuming that any future Conversions will be at the Floor Price; and if at any time the number of authorized but unissued Shares shall not be sufficient to effect the Conversion of the entire Principal convertible under this Note, the Company will use reasonable best efforts to take such corporate action as may, upon the advice of the Company’s counsel, be necessary to increase its authorized but unissued Shares to such number of Shares as shall be sufficient for such purpose. The Company covenants and agrees that, upon any Conversion of this Note, all Shares issued upon such Conversion shall be duly and validly issued, fully paid and nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any Person.

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(f) Limitations on Conversion.

(i) Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Company shall not be required to issue to the Holder, and the Holder may not acquire, a number of Shares upon Conversion or otherwise issue any Shares pursuant hereto or the Facility Agreement to the extent that, upon such Conversion, the number of Shares then beneficially owned by the Holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the Holder is a member, but excluding shares beneficially owned by virtue of the ownership of Warrants or other securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) would exceed 4.985% of the total number of Shares then issued and outstanding (the “4.985% Cap”); provided, however, that the 4.985% Cap shall only apply to the extent that the Common Stock is deemed to constitute an “equity security” pursuant to Rule 13d-1(i) promulgated under the Exchange Act. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the SEC, and the percentage held by the Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. For purposes hereof, in determining the number of outstanding Shares, the Holder may rely on the number of outstanding Shares as stated in the Company’s most recent quarterly or annual report filed with the SEC, or any current report filed by the Company with the SEC subsequent thereto. Upon the written request of the Holder, the Company shall, within two (2) Trading Days, confirm orally and in writing to the Holder the number of Shares then outstanding, and the Holder shall be entitled to rely upon such confirmation for purposes hereof.

(ii) Conversion Limitation. Notwithstanding anything to the contrary herein, this Note shall not be convertible, and the Company shall not issue Shares upon Conversion of this Note, to the extent that the aggregate Principal of this Note that would otherwise be converted pursuant to the applicable Conversion Notice, together with the aggregate Principal of this Note converted into Conversion Shares after the First Amendment Effective Date and prior to such Conversion, would exceed {INSERT: the Holder’s Pro Rata Share of $74,000,000} (the “Conversion Cap”) (provided, for the avoidance of doubt, that upon any Conversion of this Note, the Company shall convert the maximum portion of Principal set forth in the applicable Conversion Notice that may be converted into Shares without so exceeding the Conversion Cap).

(g) The Holder shall not sell or dispose, in a pre-arranged single transaction or series of related transactions, any shares of Common Stock that have been issued upon Conversion of this Note, to any other Person or “group” if such Holder knows, in advance of effecting such transaction or series of related transactions, that such Person or “group” holds or, after giving effect to any such sale or disposition, would hold (for such purpose, in each case, including the right to acquire), in excess of fifteen percent (15%) of the issued and outstanding Common Stock, unless such sale or disposition has been approved by a majority of the board of directors of the Company. Notwithstanding the foregoing, the obligations and restrictions set forth in this Section 2(g) shall be of no effect if such sale is part of a tender offer or exchange offer made to all stockholders of the Company, or otherwise is in a merger or other business combination transaction. For the avoidance of doubt, notwithstanding anything herein to the contrary, this Section 2(g) shall not restrict the ability of the Holder (i) to transfer all or any portion of this Note in accordance with the terms hereof or (ii) to sell any shares of Common Stock that have been issued upon Conversion of this Note in open-market transactions.

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3. Voting Rights. The Holder shall have no voting rights with respect to any of the Conversion Shares until the Conversion Date relating to the Conversion of the Principal for which such Conversion Shares are issuable (or in the case of Conversion Shares the issuance of which is subject to a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(c)(iii), the first Business Day after the resolution of such bona fide dispute).

4. Remedies, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, the Facility Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy, and nothing herein shall limit the Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies (at law or in equity), to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

5. Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and all Persons acquiring Notes pursuant to the Facility Agreement and shall not be construed against any Person as the drafter hereof.

6. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 6.1 of the Facility Agreement.

7. Assignment of Note. Subject to Section 6.5 of the Facility Agreement, the Holder may sell, transfer, assign, pledge, hypothecate or otherwise dispose of this Note, in whole or in part; provided that the parties to each assignment shall execute and deliver to the Company an Assignment indicating the respective Principal of the Note to be assigned to each assignee, substantially in the form of the Assignment attached hereto as Exhibit B (which shall include the name and address and e-mail address and contact of the Holder, and the name and address and e-mail address and contact of the assignee). The Company shall effect the assignment (including by making appropriate notation of such transfer on the Register) within three (3) business days, and shall deliver to the assignee(s) designated in the Assignment a Note or Notes of like tenor and terms for the appropriate Principal. Upon such an assignment becoming effective, the assignee shall be deemed to make the representation and warranty set forth in Section 3.3(b) of the Facility Agreement. This Note and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of Holder. This Note is not assignable or transferable by the Company without the written consent of the Holder and the Agent and any such prohibited assignment or transfer is absolutely void ab initio.

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8. Payment of Costs and Expense. The Company shall pay all costs and expenses (including attorney’s fees) of the Holder incurred in connection with this Note as provided in Section 6.3 of the Facility Agreement.

9. Cancellation. After all Principal, Interest and other amounts at any time owed under, or on account of, this Note have been paid in full or converted into Shares in accordance with the terms hereof, this Note shall automatically be deemed cancelled, shall be surrendered to the Company for cancellation and shall not be reissued.

10. Waiver of Notice. Other than those notices required to be provided by the Holder to the Company under the terms of the Facility Agreement, the Company and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note, the Facility Agreement and the other Loan Documents or the performance of the obligations (and the other Obligations) under this Note, the Facility Agreement and/or the other Loan Documents. No renewal or extension of this Note, the Facility Agreement or the other Loan Documents (or the Obligations), no delay in the enforcement of payment of this Note, the Facility Agreement or the other Loan Documents (or the Obligations), and no delay or omission in exercising any right, remedy or power under this Note, the Facility Agreement or the other Loan Documents or under applicable law shall affect the liability of the Company or any endorser of this Note.

11. Waiver and Amendment. No delay or omission by the Holder in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. The provisions of this Note may be waived or amended, restated, supplemented or otherwise modified only in a writing signed by the Company and the Required Holders.

12. Governing Law. This Note shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State. The other provisions of Section 6.4 of the Facility Agreement shall apply hereto mutatis mutandis.

13. Miscellaneous. This Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to the provisions of the Facility Agreement, including Section 1.2 (Interpretation) of the Facility Agreement.

14. Interpretative Matters. Unless the context otherwise requires, (a) all references to Sections or Exhibits are to Sections or Exhibits contained in or attached to this Note, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, and (c) the use of the word “including” in this Note shall be by way of example rather than limitation.

15. Execution. A facsimile, PDF or other reproduction of this Note may be delivered by the Company, and an executed copy of this Note may be delivered by the Company by facsimile, e-mail or other similar electronic transmission pursuant to which the signature of or on behalf of the Company can be seen, and such execution and delivery shall be considered valid,

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binding and effective for all purposes. The Company hereby agrees that it shall not raise the execution by the Company of a facsimile, PDF or other reproduction of this Note, or the fact that any signature was transmitted by the Company by facsimile, e-mail or other similar electronic transmission, as a defense to the Company’s execution of this Note. Notwithstanding the foregoing, the Company shall be required to deliver an originally executed Note to the Holder.

16.    No Novation. This Note is an amendment and restatement of the Original Note and evidences an extension, continuation and renewal of the indebtedness evidenced by the Original Note, but this Note replaces the Original Note, with the indebtedness evidenced by the Original Note now evidenced by this Note. The Original Note shall be of no further force and effect upon execution of this Note. The Borrower hereby acknowledges and agrees that the indebtedness under the Original Note has not been repaid or extinguished and that the execution hereof does not constitute a novation of the Original Note. Moreover, this Note shall be entitled to all security and collateral to which the Original Note was entitled, without change or diminution in the priority of any lien or security interest granted to secure the Original Note.

[Signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the date first set forth above.

COMPANY:

MELINTA THERAPEUTICS, INC.

By:
Name:
Title:

Schedule I

SCHEDULE OF CONVERSIONS OR REPAYMENTS

Date of Transaction	Type of Transaction (Conversion or Repayment)	Amount of Principal Converted or Repaid	Principal After Transaction	Signature of Company Officer

Exhibit A

CONVERSION NOTICE

Reference is made to the Amended and Restated Senior Secured Convertible Note (the “Note”) of MELINTA THERAPEUTICS, INC., a Delaware corporation (the “Company”), in the original principal amount of $[                    ]. In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Amount of Principal to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name:

Issue to:

DTC Participant Number and Name:

Account Number:

Exhibit B

ASSIGNMENT

(To be executed by the registered holder

desiring to transfer the Note)

FOR VALUE RECEIVED, the undersigned holder of the attached Amended and Restated Senior Secured Convertible Note (the “Note”) hereby sells, assigns and transfers unto the person or persons below named the right to receive the principal amount of $__________ from MELINTA THERAPEUTICS, INC., a Delaware corporation (the “Company”), evidenced by the attached Note and does hereby irrevocably constitute and appoint __________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated: _______________

                                                                                                      Signature

Fill in for new registration of Note:

Name

Address

Please print name and address of assignee (including zip code number)

E-mail Address:

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Note.